UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2017

Date of reporting period:	June 1, 2016 — November 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Dynamic Risk Allocation Fund

Semiannual report
11 | 30 | 16

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PDREX

Putnam
Dynamic Risk
Allocation Fund

Semiannual report
11 | 30 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Trustee approval of management contract	18

Financial statements	22

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Allocation of assets among asset classes may hurt performance, and efforts to diversify risk through the use of leverage and allocation decisions may not be successful. Derivatives carry additional risks, such as the inability to terminate or sell derivatives positions and the failure of the other party to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Active trading strategies may lose money or not earn a return sufficient to cover trading and other costs. Use of leverage obtained through derivatives increases these risks by increasing investment exposure. Over-the-counter derivatives are also subject to the risk of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. REITs are subject to the risk of economic downturns that have an adverse impact on real estate markets. The use of short selling may result in losses if the securities appreciate in value. Commodities involve market, political, regulatory, and natural conditions risks. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

January 6, 2017

Dear Fellow Shareholder:

As investors around the world greet the new year, many might feel relieved at the prospect of moving beyond some of the more memorable financial market challenges of 2016. Last year’s dramatic political changes tested markets. Fortunately, in many cases market turbulence in the immediate aftermath of key events was followed by rebounds in performance and investor sentiment.

Of course, uncertainties and macroeconomic risks do not simply disappear with the close of the calendar year, especially given the significant change in conditions for the bond market and the potential for inflation. As such, we believe investors should welcome 2017 with a focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended November 30, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

About the fund

A strategy for allocating risks rather than assets

Traditional balanced funds can be unbalanced in terms of risk. Instead of balancing stocks and bonds, Putnam Dynamic Risk Allocation Fund makes allocations across four different risk sources — equity, credit, inflation, and interest rates. We believe this flexible approach can produce better risk-adjusted returns for investors over time.

The fund's management team has experience in global allocation strategies over several market cycles.

Robert J. Schoen
Chief Investment Officer, Global Asset Allocation
Industry since 1990
At Putnam since 1997

James A. Fetch
Co-Head of Global Asset Allocation
Industry since 1994
At Putnam since 1994

Robert J. Kea, CFA
Co-Head of Global Asset Allocation
Industry since 1988
At Putnam since 1989

Jason R. Vaillancourt, CFA
Co-Head of Global Asset Allocation
Industry since 1993
At Putnam since 2000

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio. **The fund is not intended to outperform stocks and bonds during strong market rallies.**

A traditional balanced fund emphasizes equity risk

In a traditionally balanced portfolio — 60% stocks and 40% bonds — stocks dominate overall portfolio risk, which can lead to an unbalanced risk profile.

Fixed income 40%
Stocks 60%
Stocks 90%
Fixed income 10%
Asset weight
Contribution to risk

A risk allocation fund de-emphasizes equity risk

Putnam Dynamic Risk Allocation Fund diversifies its exposures across a wider range of risk sources, adjusting these allocations based on the portfolio managers' expectations for risk-adjusted returns.

Equity
Interest rates
Inflation
Credit

Contribution to risk

Illustrations are hypothetical and are not intended to represent the current allocation of any Putnam fund. A traditional balanced fund is represented by a 60%/40% split between equities and fixed income, as defined by Lipper. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Leverage may be achieved either through short-term borrowing or through the use of derivatives. Asset weights may exceed 100% in funds that employ leverage due to borrowed capital and/or derivatives exposure. Risk, as measured by standard deviation, gauges how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio over a 3-year period. Asset weight for Putnam Dynamic Risk Allocation Fund represents a baseline allocation selected by the fund's portfolio managers and is subject to change. It is inclusive of leverage and represents a starting point for future active allocation.

2 Dynamic Risk Allocation Fund

Dynamic Risk Allocation Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares.

Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the MSCI World Index (ND), 40% of which is the Bloomberg Barclays Global Aggregate Bond Index, and 10% of which is the S&P GSCI. See index descriptions on pages 16–17.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/16. See above and pages 11–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

4 Dynamic Risk Allocation Fund

Bob is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from Bentley University and a B.A. from the University of Massachusetts, Amherst. Bob joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch, Robert J. Schoen, and Jason R. Vaillancourt, CFA.

Bob, how did the fund perform during the six-month reporting period ended November 30, 2016?

Putnam Dynamic Risk Allocation Fund’s class A shares were up modestly during the six-month period, returning 1.95%, excluding sales charges. This result compares with a return of 0.11% for the fund’s custom benchmark, the Putnam Dynamic Risk Allocation Blended Index, which represents a diverse exposure to stocks, bonds, and commodities.

The fund allocates its assets across four different risk categories: equities, interest-rate-sensitive fixed income, credit-sensitive fixed income, and inflation-sensitive assets. The custom benchmark’s risk allocations comprise roughly 50% in global equities and about 17% each in interest-rate-sensitive fixed-income securities, credit-sensitive high-yield bonds, and commodities and other inflation-sensitiveinstruments.

The fund’s positive absolute return reflected a global investment environment characterized by the stronger overall performance of assets further out on the risk spectrum. Global equity returns were the strongest on an absolute basis as measured by the MSCI All Country

Dynamic Risk Allocation Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 11/30/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

World Index [ND], which returned 3.67% for the six months. A substantial portion of this gain in global stocks was supported by the solid performance of U.S. equities. The S&P 500 Index, a broad measure of the U.S. stock market results, returned 6.01% during the period, far surpassing the negative return of the MSCI EAFE Index [ND], which measures the performance of equities in developed markets outside of the United States.

What factors influenced the investment environment during the six-month reporting period?

The period was defined in large part by two major geopolitical events, one at the start of the six months and one at the end. The first of these came in late June with the somewhat surprising results of the United Kingdom’s “Brexit” referendum, in which voters chose for Great Britain to exit the European Union. Global markets sold off sharply in the immediate aftermath of the Brexit vote, but they snapped back quickly as investors assimilated the news and began regarding the dip as a buying opportunity. The other major event was the U.S. presidential election. Uncertainties about the election’s outcome overshadowed the equity markets during the early fall. With the election of Mr. Trump in early November, however, U.S. equity markets began to rally strongly in anticipation that the new regime would usher in fiscal stimulus in the form of tax reform, infrastructure spending, and business deregulation.

The combination of these two events helped make it a strong period for U.S. equity markets. This was particularly true for small-cap stocks, which, as measured by the Russell 2000 Index,

6 Dynamic Risk Allocation Fund

were up by more than 15% during the six months, with most of that gain coming on optimism about the potential for tax reform and deregulation under the Trump administration. International equities did not fare quite as well. Political uncertainties in the aftermath of the Brexit vote continued to weigh on stocks in the developed markets and particularly on those in Europe. Meanwhile, emerging-market stocks performed well, with much of their gains due to stabilizing energy prices.

How were the other risk allocations affected by the overall investment environment?

Credit markets did well during the six-month period, as investors maintained a mostly healthy appetite for risk. High-yield bonds performed especially well during the period, with investors’ greater comfort with risk helping to narrow the yield spread of high-yield bonds above U.S. Treasuries. As a consequence, the JPMorgan Global High Yield Index rose by 7.41%.

By contrast, results in the interest-rate-sensitive fixed-income markets were not as attractive. Among U.S. Treasury securities, yields on the intermediate 7- to 10-year bond increased substantially during the period amid rising inflation expectations and worries about future short-term interest-rate hikes by the Federal Reserve. This in turn sent the prices of these securities down by around 3% for the period.

Within the inflation-sensitive risk allocation and its large commodities exposure, results were more mixed. Early in the six-month period, commodities were down fairly significantly, and while they gained ground during the period as energy prices stabilized, the asset class still posted a small overall loss.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 11/30/16. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Risk Allocation Fund 7

What helped and what hurt the fund’s performance relative to its composite benchmark?

We seek to add value in two basic ways — through asset allocation strategies and through active security selection within those allocations. Our asset allocation strategies during the six-month reporting period worked to the fund’s benefit. In particular, we had a preference for equities over rate-sensitive fixed income, and that strategy worked well. Within the equity allocation, we also had a preference for small-cap stocks, which, given their relative strength, was a positive as well. The fund was further helped, albeit to a lesser extent, by a slightly underweighted allocation to commodities during the period.

Security selection in some cases was a detracting factor. We typically employ a security selection strategy that uses both quantitative and qualitative research and analysis to assemble a portfolio of low-beta, or low-risk, equity securities that we believe will replicate the broad market’s performance but with lower volatility. As part of the low-volatility strategy, we use an options overlay to attempt to further reduce volatility and enhance risk-adjusted returns. During the six-month reporting period, when equities were performing strongly, this low-volatility security selection and option overlay strategy proved to be detrimental to our relative results. Additionally, the fund showed a bit of relative weakness in its selection of high-yield bonds.

Elsewhere in fixed income, we diversified our holdings by maintaining a slight preference for residential mortgage-backed securities [RMBS] and commercial mortgage-backed securities [CMBS] over issues that are defined strictly by their duration, or sensitivity to changes in interest rates. This selection decision was helpful to the fund’s relative performance, as was an active currency strategy in which we moved into and out of various world currencies during the period depending on their relative attractiveness.

Did you make any major strategy shifts during the period?

For the most part, no. We did, however, become somewhat more optimistic in our view of equities toward the end of the six-month period. The uptick in equity prices following the U.S. presidential election aside, the reason for our optimism was based more on the historical seasonality of the equity markets. The fourth calendar quarter has historically been a very favorable period for equity markets, both in terms of absolute and risk-adjusted returns, and the month of December, in particular, has been the best-performing month by far in the equity markets on a historical basis. For this reason, we felt justified in continuing to prefer equities.

How were derivatives used during the reporting period?

A number of derivative instruments were used during the period, which resulted in a positive

Allocations are shown as a percentage of the fund’s net assets as of 11/30/16. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Holdings and allocations may vary over time.

8 Dynamic Risk Allocation Fund

impact on the fund’s performance. Futures contracts were used to manage exposure to market risk, to hedge prepayment and interest-rate risks, to gain exposure to interest rates, and to equitize cash. We also wrote and purchased options as a means to hedge duration and convexity, isolate prepayment risk, gain exposure to interest rates, and mitigate changes in the values of securities that the fund owned or is expected to own. In addition, options were used to help hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to gain exposure to securities, and to manage downside risks. In addition, interest-rate swaps were used to help hedge against interest rate and prepayment risks, as well as to gain exposure on interest rates. Finally, total return swaps were used as a means to hedge sector exposure; to generate additional income for the portfolio; and to manage and gain exposure to specific sectors, securities, basket of securities, markets, countries, and industries.

What is your outlook over the next several months of 2017?

As a tactical matter, we expect to remain bullish on equities, at least in the short term, and within credit risk, we expect to maintain a neutral positioning. While the markets’ appetite for risk has predominated during the past several weeks, we are also somewhat concerned about the fundamental aspects of the current environment. In particular, we are starting to see net corporate debt levels creeping up to pre-2008 levels, suggesting that, in our opinion, we may be getting too late in the credit cycle to emphasize a preference in an allocation to corporate credit. In the interest-rate-sensitive fixed-income allocation, while we have not yet seen a huge increase in yields, at some

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Risk Allocation Fund 9

point down the road rates may stabilize, and we anticipate we could find an attractive entry point to increase our exposure to rate risk. In the commodities allocation, I think we are likely to maintain our tactical approach, keeping a close watch on how the supply and demand dynamics of the global energy industry affect prices.

Thank you, Bob, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

10 Dynamic Risk Allocation Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/16

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year	6 months

Class A (9/19/11)
Before sales charge	19.36%	3.46%	19.12%	3.56%	2.96%	0.98%	3.11%	1.95%

After sales charge	12.49	2.29	12.27	2.34	–2.96	–1.00	–2.81	–3.92

Class B (9/19/11)
Before CDSC	14.86	2.70	14.86	2.81	0.75	0.25	2.42	1.69

After CDSC	13.86	2.53	12.86	2.45	–2.09	–0.70	–2.58	–3.31

Class C (9/19/11)
Before CDSC	14.89	2.71	14.89	2.82	0.70	0.23	2.42	1.68

After CDSC	14.89	2.71	14.89	2.82	0.70	0.23	1.42	0.68

Class M (9/19/11)
Before sales charge	16.39	2.96	16.27	3.06	1.47	0.49	2.67	1.75

After sales charge	12.32	2.26	12.20	2.33	–2.08	–0.70	–0.92	–1.81

Class R (9/19/11)
Net asset value	17.84	3.21	17.72	3.32	2.15	0.71	2.89	1.86

Class R6 (7/2/12)
Net asset value	21.57	3.83	21.20	3.92	4.02	1.32	3.56	2.24

Class Y (9/19/11)
Net asset value	21.02	3.74	20.66	3.83	3.72	1.22	3.42	2.14

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Dynamic Risk Allocation Fund 11

Comparative index returns For periods ended 11/30/16

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year	6 months

Putnam Dynamic
Risk Allocation
Blended Index*	21.43%	3.81%	19.88%	3.69%	–1.00%	–0.34%	2.84%	0.11%

Lipper Alternative
Global Macro
Funds category
average†	14.15	2.44	14.61	2.63	0.20	–0.03	1.28	1.04

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the MSCI World Index (ND), 40% of which is the Bloomberg Barclays Global Aggregate Bond Index, and 10% of which is the S&P GSCI. See index descriptions on pages 16–17.

† Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 11/30/16, there were 327, 319, 270, 184, and 176 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 11/30/16

	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

5/31/16	$10.28	$10.91	$10.08	$10.09	$10.27	$10.64	$10.21	$10.26	$10.30

11/30/16	10.48	11.12	10.25	10.26	10.45	10.83	10.40	10.49	10.52

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

12 Dynamic Risk Allocation Fund

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/16

		Annual		Annual		Annual
	Life of fund	Life of fund	5 years	average	3 years	average	1 year	6 months

Class A (9/19/11)
Before sales charge	21.99%	3.84%	21.36%	3.95%	4.60%	1.51%	8.74%	2.40%

After sales charge	14.98	2.68	14.38	2.72	–1.41	–0.47	2.49	–3.49

Class B (9/19/11)
Before CDSC	17.23	3.05	16.81	3.16	2.31	0.77	7.96	2.06

After CDSC	16.23	2.89	14.81	2.80	–0.52	–0.18	2.96	–2.94

Class C (9/19/11)
Before CDSC	17.28	3.06	16.84	3.16	2.32	0.77	7.97	2.08

After CDSC	17.28	3.06	16.84	3.16	2.32	0.77	6.97	1.08

Class M (9/19/11)
Before sales charge	18.80	3.32	18.27	3.41	3.00	0.99	8.18	2.17

After sales charge	14.64	2.62	14.13	2.68	–0.61	–0.20	4.39	–1.41

Class R (9/19/11)
Net asset value	20.36	3.57	19.82	3.68	3.80	1.25	8.50	2.24

Class R6 (7/2/12)
Net asset value	24.17	4.18	23.34	4.28	5.64	1.85	9.22	2.63

Class Y (9/19/11)
Net asset value	23.67	4.10	22.84	4.20	5.36	1.76	9.03	2.49

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Dynamic Risk Allocation Fund 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Net expenses for the fiscal
year ended 5/31/16*†	1.14%‡	1.89%‡	1.89%‡	1.64%‡	1.39%‡	0.76%	0.89%‡

Total annual operating
expenses for the fiscal year
ended 5/31/16†	1.35%‡	2.10%‡	2.10%‡	1.85%‡	1.60% ‡	0.97%	1.10%‡

Annualized expense ratio for
the six-month period ended
11/30/16	1.14%	1.89%	1.89%	1.64%	1.39%	0.76%	0.89%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 9/30/17.

† Restated to reflect current fees.

‡ Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/16 to 11/30/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000 *†	$5.77	$9.56	$9.56	$8.29	$7.03	$3.85	$4.51

Ending value (after expenses)	$1,019.50	$1,016.90	$1,016.80	$1,017.50	$1,018.60	$1,022.40	$1,021.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14 Dynamic Risk Allocation Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/16, use the following calculation method. To find the value of your investment on 6/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000 *†	$5.77	$9.55	$9.55	$8.29	$7.03	$3.85	$4.51

Ending value (after expenses)	$1,019.35	$1,015.59	$1,015.59	$1,016.85	$1,018.10	$1,021.26	$1,020.61

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Risk Allocation Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed income securities. You cannot invest directly in an index.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Dynamic Risk Allocation Blended Index is a benchmark administered by Putnam Management, comprising 50% MSCI World Index (ND), 40% Bloomberg Barclays Global

16 Dynamic Risk Allocation Fund

Aggregate Bond Index, and 10% S&P Goldman Sachs Commodity Index.

Russell 2000 Index is an unmanaged index of 2,000 small companies in the Russell 3000 Index.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Goldman Sachs Commodity Index is a composite index of commodity sector returns that represents a broadly diversified, unleveraged, long-only position in commodity futures.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2016, Putnam employees had approximately $451,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Risk Allocation Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny

18 Dynamic Risk Allocation Fund

in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least September 30, 2017 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.70% of its average net assets through at least September 30, 2017. During its fiscal year ending in 2015, your fund’s expenses were reduced as a result of this expense limitation. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015.

Dynamic Risk Allocation Fund 19

The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate

20 Dynamic Risk Allocation Fund

whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on September 19, 2011, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Alternative Global Macro Funds) for the one-year and three-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	2nd

Over the one-year and three-year periods ended December 31, 2015, there were 318 and 236 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Dynamic Risk Allocation Fund 21

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Dynamic Risk Allocation Fund

The fund’s portfolio 11/30/16 (Unaudited)

COMMON STOCKS (41.7%)*	Shares	Value

Basic materials (1.9%)

Anhui Conch Cement Co., Ltd. (China)	26,500	$76,700

Asahi Kasei Corp. (Japan)	8,000	71,151

Ashland Global Holdings, Inc.	686	77,312

BASF SE (Germany)	3,291	281,850

Bemis Co., Inc.	1,942	97,236

Boliden AB (Sweden)	5,711	146,939

Braskem SA Class A (Preference) (Brazil)	15,500	126,033

China Lesso Group Holdings, Ltd. (China)	96,000	69,433

China Railway Construction Corp., Ltd. (China)	86,500	122,894

Covestro AG (Germany)	908	58,259

Evonik Industries AG (Germany)	5,298	147,644

Fortescue Metals Group, Ltd. (Australia)	8,572	37,157

Hitachi Chemical Co., Ltd. (Japan)	2,300	50,461

Hitachi Metals, Ltd. (Japan)	1,100	14,374

Hyosung Corp. (South Korea)	1,070	127,223

IRPC PCL (Thailand)	352,900	47,872

Kajima Corp. (Japan)	5,000	35,051

Kuraray Co., Ltd. (Japan)	2,900	41,014

Lee & Man Paper Manufacturing, Ltd. (China)	21,000	16,136

Lotte Chemical Corp. (South Korea)	345	94,878

Mitsubishi Gas Chemical Co., Inc. (Japan)	1,900	28,798

Mitsubishi Materials Corp. (Japan)	600	17,753

Newcrest Mining, Ltd. (Australia)	625	9,018

PTT Global Chemical PCL (Thailand)	76,200	133,480

Reliance Steel & Aluminum Co.	1,281	103,889

Sherwin-Williams Co. (The)	971	260,879

Shin-Etsu Chemical Co., Ltd. (Japan)	600	44,369

Siam Cement PCL (The) (Thailand)	9,200	125,316

Sika AG (Switzerland)	11	53,372

Sinopec Shanghai Petrochemical Co., Ltd. (China)	206,000	108,358

Skanska AB (Sweden)	4,670	107,347

Sonoco Products Co.	1,611	87,203

Stora Enso OYJ Class R (Finland)	8,202	79,149

Taisei Corp. (Japan)	10,000	72,374

UPM-Kymmene OYJ (Finland)	4,097	93,511

voestalpine AG (Austria)	1,016	38,575

Yara International ASA (Norway)	2,780	103,046

		3,206,054

Capital goods (2.7%)

ACS Actividades de Construccion y Servicios SA (Spain)	3,323	97,600

Allison Transmission Holdings, Inc.	5,854	194,177

Avery Dennison Corp.	3,766	271,378

Berry Plastics Group, Inc. †	1,942	96,653

BWX Technologies, Inc.	2,206	86,387

Carlisle Cos., Inc.	655	73,471

China Railway Group, Ltd. (China)	147,000	132,663

Crown Holdings, Inc. †	2,085	113,403

General Dynamics Corp.	2,526	442,934

Dynamic Risk Allocation Fund 23

COMMON STOCKS (41.7%)* cont.	Shares	Value

Capital goods cont.

Honeywell International, Inc.	5,575	$635,216

Kone OYJ Class B (Finland)	374	16,474

Mitsubishi Electric Corp. (Japan)	4,100	56,498

Northrop Grumman Corp.	3,315	827,590

NSK, Ltd. (Japan)	2,100	22,871

OSRAM Licht AG (Germany)	1,193	60,755

Raytheon Co.	5,323	796,001

Sumitomo Heavy Industries, Ltd. (Japan)	4,000	24,090

Thales SA (France)	616	60,063

Vinci SA (France)	2,189	141,608

Waste Management, Inc.	8,405	584,316

		4,734,148

Communication services (1.9%)

AT&T, Inc.	7,372	284,780

BT Group PLC (United Kingdom)	15,458	69,067

China Mobile, Ltd. (China)	3,500	38,197

Comcast Corp. Class A	4,696	326,419

Equinix, Inc. R	257	87,061

Eutelsat Communications SA (France)	732	13,177

Juniper Networks, Inc.	18,517	509,958

KDDI Corp. (Japan)	3,000	78,642

LG Uplus Corp. (South Korea)	3,730	36,533

NICE, Ltd. (Israel)	566	37,301

Nippon Telegraph & Telephone Corp. (Japan)	3,800	153,621

NTT DoCoMo, Inc. (Japan)	5,900	135,323

Orange SA (France)	4,940	71,889

PCCW, Ltd. (Hong Kong)	11,000	6,396

Sky PLC (United Kingdom)	2,344	22,905

Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	548,200	152,901

Telenor ASA (Norway)	6,410	94,517

Telkom SA SOC, Ltd. (South Africa)	19,087	94,485

Telstra Corp., Ltd. (Australia)	36,105	134,642

Verizon Communications, Inc.	19,469	971,503

Vodafone Group PLC (United Kingdom)	17,879	43,239

		3,362,556

Conglomerates (0.1%)

Siemens AG (Germany)	1,926	217,457

		217,457

Consumer cyclicals (5.2%)

Aggreko PLC (United Kingdom)	1,691	17,297

Alfa SAB de CV (Mexico)	19,500	25,806

Aramark	1,450	49,895

Aristocrat Leisure, Ltd. (Australia)	4,719	52,271

Asahi Glass Co., Ltd. (Japan)	3,000	19,483

Automatic Data Processing, Inc.	7,723	741,562

AutoZone, Inc. †	704	551,359

Berkeley Group Holdings PLC (The) (United Kingdom)	261	8,089

Boral, Ltd. (rights) (Australia) † F	1,522	506

Boral, Ltd. (Australia)	3,379	12,551

24 Dynamic Risk Allocation Fund

COMMON STOCKS (41.7%)* cont.	Shares	Value

Consumer cyclicals cont.

Carter’s, Inc.	832	$75,953

CBS Corp. Class B (non-voting shares)	4,999	303,539

China Dongxiang Group Co., Ltd. (China)	119,000	23,780

Christian Dior SE (France)	539	104,666

Cie Generale des Etablissements Michelin (France)	473	50,632

Clorox Co. (The)	393	45,415

Compass Group PLC (United Kingdom)	8,784	150,384

Continental AG (Germany)	157	27,975

Dai Nippon Printing Co., Ltd. (Japan)	15,000	141,864

Daito Trust Construction Co., Ltd. (Japan)	300	46,611

Dollar General Corp.	7,293	563,895

Electrolux AB Ser. B (Sweden)	2,581	60,181

Fiat Chrysler Automobiles NV (Italy)	11,821	91,217

Flight Centre Travel Group, Ltd. (Australia)	1,192	29,400

Fuji Heavy Industries, Ltd. (Japan)	1,800	73,082

Great Wall Motor Co., Ltd. (China)	89,500	84,233

Hakuhodo DY Holdings, Inc. (Japan)	1,700	19,733

Hankook Tire Co., Ltd. (South Korea)	319	14,790

Harvey Norman Holdings, Ltd. (Australia)	27,410	96,144

Hasbro, Inc.	3,518	300,402

Hino Motors, Ltd. (Japan)	1,900	19,282

Home Depot, Inc. (The)	769	99,509

Host Hotels & Resorts, Inc. R	11,077	197,614

Hyatt Hotels Corp. Class A †	1,548	79,474

Imperial Holdings, Ltd. (South Africa)	7,697	92,365

Industrivarden AB Class A (Sweden)	2,363	43,525

Interpublic Group of Cos., Inc. (The)	9,030	217,352

Itausa — Investimentos Itau SA (Brazil)	32,300	82,229

John Wiley & Sons, Inc. Class A	872	47,829

Kia Motors Corp. (South Korea)	4,607	147,386

Kimberly-Clark Corp.	607	70,175

Kimberly-Clark de Mexico SAB de CV Class A (Mexico)	61,300	107,251

Kingfisher PLC (United Kingdom)	38,381	169,294

Lagardere SCA (France)	889	21,846

Lowe’s Cos., Inc.	8,280	584,154

Madison Square Garden Co. (The) Class A †	187	32,471

Marks & Spencer Group PLC (United Kingdom)	13,343	54,677

Mazda Motor Corp. (Japan)	4,400	70,535

Namco Bandai Holdings, Inc. (Japan)	1,300	37,101

Naspers, Ltd. Class N (South Africa)	89	12,931

News Corp. Class B	2,569	30,700

Nintendo Co., Ltd. (Japan)	100	24,278

Nitori Holdings Co., Ltd. (Japan)	100	10,437

Omnicom Group, Inc.	263	22,865

Panasonic Corp. (Japan)	2,000	20,349

Pearson PLC (United Kingdom)	8,921	88,492

Peugeot SA (France) †	4,112	60,665

Publicis Groupe SA (France)	298	19,312

PVH Corp.	703	74,476

Dynamic Risk Allocation Fund 25

COMMON STOCKS (41.7%)* cont.	Shares	Value

Consumer cyclicals cont.

Qualicorp SA (Brazil)	12,200	$66,194

Reed Elsevier PLC (United Kingdom)	2,893	49,672

Renault SA (France)	1,380	108,729

RTL Group SA (Belgium)	844	57,309

Scotts Miracle-Gro Co. (The) Class A	861	78,583

Securitas AB Class B (Sweden)	831	12,193

ServiceMaster Global Holdings, Inc. †	3,729	142,522

Shimamura Co., Ltd. (Japan)	200	23,810

Smiles SA (Brazil)	8,500	120,260

TABCORP Holdings, Ltd. (Australia)	35,723	123,721

Taylor Wimpey PLC (United Kingdom)	10,425	19,268

TJX Cos., Inc. (The)	4,875	381,908

Toppan Printing Co., Ltd. (Japan)	4,000	36,257

TUI AG (Germany)	1,835	24,165

Twenty-First Century Fox, Inc.	15,268	429,183

Vail Resorts, Inc.	194	30,730

Valeo SA (France)	1,674	93,157

Vantiv, Inc. Class A †	6,967	393,148

William Hill PLC (United Kingdom)	8,370	31,505

Wolters Kluwer NV (Netherlands)	2,011	72,258

World Fuel Services Corp.	1,426	63,400

WPP PLC (United Kingdom)	9,398	200,957

Yue Yuen Industrial Holdings, Ltd. (Hong Kong)	13,500	48,646

		8,928,864

Consumer staples (4.0%)

Altria Group, Inc.	13,615	870,407

Ashtead Group PLC (United Kingdom)	4,968	97,404

British American Tobacco PLC (United Kingdom)	4,332	237,565

Church & Dwight Co., Inc.	2,190	95,900

Coca-Cola Amatil, Ltd. (Australia)	26,151	185,194

Colgate-Palmolive Co.	7,693	501,814

Constellation Brands, Inc. Class A	337	50,934

Coty, Inc. Class A †	1,701	31,826

CVS Health Corp.	6,723	516,931

Diageo PLC (United Kingdom)	2,431	60,879

General Mills, Inc.	7,550	460,097

Gruma SAB de CV Class B (Mexico)	8,520	101,895

Grupo Lala SAB de CV (Mexico)	44,200	66,592

Hershey Co. (The)	4,997	482,910

Imperial Brands PLC (United Kingdom)	4,518	193,745

ITOCHU Corp. (Japan)	4,400	60,074

J Sainsbury PLC (United Kingdom)	16,259	46,944

Jardine Cycle & Carriage, Ltd. (Singapore)	1,100	30,812

JBS SA (Brazil)	14,800	42,710

Kao Corp. (Japan)	2,700	124,303

Koninklijke Ahold Delhaize NV (Netherlands)	11,747	231,696

KT&G Corp. (South Korea)	1,383	124,216

LG Household & Health Care, Ltd. (South Korea)	71	47,797

McDonald’s Corp.	6,506	775,971

26 Dynamic Risk Allocation Fund

COMMON STOCKS (41.7%)* cont.	Shares	Value

Consumer staples cont.

MEIJI Holdings Co., Ltd. (Japan)	300	$23,915

METRO AG (Germany)	1,709	51,033

Nestle SA (Switzerland)	2,332	156,889

PepsiCo, Inc.	544	54,454

Philip Morris International, Inc.	218	19,245

Pool Corp.	642	64,592

Procter & Gamble Co. (The)	2,465	203,264

Reckitt Benckiser Group PLC (United Kingdom)	846	71,448

Sao Martinho SA (Brazil)	1,900	30,258

Sysco Corp.	9,226	491,285

Tate & Lyle PLC (United Kingdom)	10,404	88,197

US Foods Holding Corp. †	878	20,071

WH Group, Ltd. (Hong Kong)	104,000	86,482

WM Morrison Supermarkets PLC (United Kingdom)	25,718	69,988

		6,869,737

Energy (2.3%)

Bangchak Petroleum PCL (The) (Thailand)	26,300	24,141

BP PLC (United Kingdom)	11,614	67,376

Dril-Quip, Inc. †	661	37,380

Exxon Mobil Corp.	15,646	1,365,896

FMC Technologies, Inc. †	5,486	187,950

Formosa Petrochemical Corp. (Taiwan)	18,000	60,710

Halcon Resources Corp. †	3,109	29,567

Neste OYJ (Finland)	776	31,870

OMV AG (Austria)	5,439	176,175

Phillips 66	2,312	192,081

Repsol SA (Spain)	9,260	124,214

Royal Dutch Shell PLC Class A (United Kingdom)	1,750	44,557

Royal Dutch Shell PLC Class B (United Kingdom)	4,502	120,132

SandRidge Energy, Inc. †	574	13,145

Schlumberger, Ltd.	10,438	877,314

Seventy Seven Energy, Inc. †	79	1,924

SK Innovation Co., Ltd. (South Korea)	707	92,227

Thai Oil PCL (Thailand)	53,000	109,180

Total SA (France)	6,744	322,790

Vestas Wind Systems A/S (Denmark)	1,641	108,460

Woodside Petroleum, Ltd. (Australia)	2,957	64,678

		4,051,767

Financials (11.1%)

3i Group PLC (United Kingdom)	26,840	231,189

AerCap Holdings NV (Ireland) †	600	25,710

Aflac, Inc.	3,148	224,704

Ageas (Belgium)	1,586	59,194

AGNC Investment Corp. R	21,228	396,114

Agree Realty Corp. R	1,085	48,706

Agricultural Bank of China, Ltd. (China)	347,000	145,394

Alexandria Real Estate Equities, Inc. R	891	97,645

Alleghany Corp. †	79	44,868

Allianz SE (Germany)	1,513	240,196

Dynamic Risk Allocation Fund 27

COMMON STOCKS (41.7%)* cont.	Shares	Value

Financials cont.

Allstate Corp. (The)	1,164	$81,387

Ally Financial, Inc.	6,411	124,502

American Financial Group, Inc.	756	62,166

Annaly Capital Management, Inc. R	19,455	198,830

Aspen Insurance Holdings, Ltd.	1,708	87,023

Associated Banc-Corp.	1,489	34,024

Assured Guaranty, Ltd.	1,622	58,003

AvalonBay Communities, Inc. R	1,564	257,262

AXA SA (France)	6,445	151,847

Banco Bradesco SA ADR (Brazil)	12,100	104,665

Banco Santander SA (Spain)	33,172	151,382

Bank Negara Indonesia Persero Tbk PT (Indonesia)	217,400	83,014

Bank of Communications Co., Ltd. (China)	169,000	129,858

Bank of New York Mellon Corp. (The)	5,623	266,643

Berkshire Hathaway, Inc. Class B †	2,678	421,624

BNP Paribas SA (France)	4,325	251,103

Boston Properties, Inc. R	1,845	228,559

Brandywine Realty Trust R	2,813	43,180

Broadridge Financial Solutions, Inc.	2,216	143,464

Capital One Financial Corp.	3,747	314,898

Chimera Investment Corp. R	8,654	146,772

China Cinda Asset Management Co., Ltd. (China)	285,000	102,881

China Construction Bank Corp. (China)	184,000	137,113

China Life Insurance Co., Ltd. (Taiwan)	12,000	12,801

Chongqing Rural Commercial Bank Co., Ltd. (China)	108,000	67,391

CIFI Holdings Group Co., Ltd. (China)	36,000	10,675

CNP Assurances (France)	4,186	73,513

Concordia Financial Group, Ltd. (Japan) †	13,000	59,713

CoreLogic, Inc. †	1,932	72,894

Corporate Office Properties Trust R	1,596	45,678

Daiwa Securities Group, Inc. (Japan)	3,000	18,025

DGB Financial Group, Inc. (South Korea)	5,534	45,302

Digital Realty Trust, Inc. R	2,085	192,508

Discover Financial Services	5,252	355,928

DuPont Fabros Technology, Inc. R	2,637	107,220

Easterly Government Properties, Inc. R	1,435	27,839

EastGroup Properties, Inc. R	1,159	79,171

EPR Properties R	701	48,748

Equity Commonwealth † R	2,322	67,524

Equity Lifestyle Properties, Inc. R	1,893	131,431

Equity One, Inc. R	1,632	48,732

Equity Residential Trust R	7,640	458,476

Essex Property Trust, Inc. R	912	196,919

Everest Re Group, Ltd.	719	151,385

Extra Space Storage, Inc. R	1,507	105,731

Forest City Realty Trust, Inc. Class A R	2,412	44,598

Four Corners Property Trust, Inc. R	2,770	53,129

Fukuoka Financial Group, Inc. (Japan)	11,000	47,594

General Growth Properties R	7,485	189,670

28 Dynamic Risk Allocation Fund

COMMON STOCKS (41.7%)* cont.	Shares	Value

Financials cont.

Getty Realty Corp. R	950	$22,819

Goodman Group (Australia) R	19,756	97,453

Guangzhou R&F Properties Co., Ltd. (China)	89,200	113,390

Hanover Insurance Group, Inc. (The)	445	38,533

HCP, Inc. R	6,029	178,036

Hersha Hospitality Trust R	1,964	39,614

Highwealth Construction Corp. (Taiwan)	37,000	55,489

Highwoods Properties, Inc. R	3,879	186,425

HSBC Holdings PLC (United Kingdom)	13,976	111,076

Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	1,320	41,100

Iida Group Holdings Co., Ltd. (Japan)	2,100	40,713

Industrial & Commercial Bank of China, Ltd. (China)	359,000	219,848

Industrial Bank of Korea (South Korea)	6,163	68,797

Intercontinental Exchange, Inc.	4,600	254,840

Investor AB Class B (Sweden)	5,492	185,397

KB Financial Group, Inc. (South Korea)	252	9,075

Kerry Properties, Ltd. (Hong Kong)	20,000	57,242

Kimco Realty Corp. R	6,253	159,702

Legal & General Group PLC (United Kingdom)	4,389	12,900

Liberty Holdings, Ltd. (South Africa)	10,192	80,207

Liberty Property Trust R	5,252	206,929

Macerich Co. (The) R	3,382	229,604

Macquarie Group, Ltd. (Australia)	419	25,960

Macquarie Mexico Real Estate Management SA de CV (Mexico) R	28,400	28,461

Mapfre SA (Spain)	13,997	41,982

Marsh & McLennan Cos., Inc.	4,919	340,936

Mebuki Financial Group, Inc. (Japan)	8,800	31,999

MFA Financial, Inc. R	11,164	87,302

Mid-America Apartment Communities, Inc. R	1,519	139,186

Mitsubishi UFJ Financial Group, Inc. (Japan)	36,800	215,451

Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	23,900	110,094

Mizuho Financial Group, Inc. (Japan)	133,800	236,947

Monmouth Real Estate Investment Corp. R	1,642	23,054

MRV Engenharia e Participacoes SA (Brazil)	32,100	109,719

Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	160	29,121

New World Development Co., Ltd. (Hong Kong)	84,000	93,568

NN Group NV (Netherlands)	1,989	63,818

Nomura Real Estate Holdings, Inc. (Japan)	2,000	32,376

Old Mutual PLC (South Africa)	33,127	78,438

ORIX Corp. (Japan)	9,000	140,147

Partners Group Holding AG (Switzerland)	133	64,484

People’s Insurance Co. Group of China, Ltd. (China)	305,000	128,582

Persimmon PLC (United Kingdom)	1,106	23,440

PNC Financial Services Group, Inc. (The)	6,583	727,685

Popular, Inc. (Puerto Rico)	2,781	113,048

Post Properties, Inc. R	686	44,604

Prologis, Inc. R	5,769	293,642

PS Business Parks, Inc. R	649	72,513

Dynamic Risk Allocation Fund 29

COMMON STOCKS (41.7%)* cont.	Shares	Value

Financials cont.

Public Storage R	1,723	$360,624

Quality Care Properties, Inc. † R	1,205	18,075

Raiffeisen Bank International AG (Austria) †	1,342	24,443

Realty Income Corp. R	477	26,445

Regency Centers Corp. R	1,397	93,375

Reinsurance Group of America, Inc.	902	110,089

Resona Holdings, Inc. (Japan)	26,800	128,864

Retail Properties of America, Inc. Class A R	2,331	35,571

Sberbank of Russia PJSC ADR (Russia)	17,755	177,376

Sekisui Chemical Co., Ltd. (Japan)	3,500	52,987

Shinhan Financial Group Co., Ltd. (South Korea)	1,163	43,872

Simon Property Group, Inc. R	2,783	499,966

Societe Generale SA (France)	3,913	167,804

Sumitomo Mitsui Financial Group, Inc. (Japan)	5,900	216,908

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	300	10,882

Summit Hotel Properties, Inc. R	3,926	55,828

Sun Hung Kai Properties, Ltd. (Hong Kong)	2,000	26,172

SunTrust Banks, Inc.	4,941	256,685

Swiss Life Holding AG (Switzerland)	405	111,378

Swiss Re AG (Switzerland)	2,466	226,473

Tanger Factory Outlet Centers, Inc. R	3,123	107,650

TCF Financial Corp.	4,565	79,203

Travelers Cos., Inc. (The)	2,655	300,944

Two Harbors Investment Corp. R	11,389	98,743

U.S. Bancorp	6,264	310,820

UBS Group AG (Switzerland)	1,558	24,779

Vornado Realty Trust R	2,209	215,930

Voya Financial, Inc.	7,327	284,800

Weingarten Realty Investors R	4,199	149,106

Wells Fargo & Co.	15,218	805,337

Welltower, Inc. R	3,931	246,788

Western Alliance Bancorp †	1,614	75,406

Wharf Holdings, Ltd. (The) (Hong Kong)	5,000	37,066

Wheelock and Co., Ltd. (Hong Kong)	18,000	106,981

Woori Bank (South Korea)	2,209	22,675

WP Carey, Inc. R	2,123	123,389

Zurich Insurance Group AG (Switzerland)	155	40,514

		19,186,209

Health care (4.5%)

Actelion, Ltd. (Switzerland)	483	92,812

Alfresa Holdings Corp. (Japan)	800	12,748

AmerisourceBergen Corp.	2,382	185,772

Astellas Pharma, Inc. (Japan)	7,300	100,785

AstraZeneca PLC (United Kingdom)	1,558	80,569

Bayer AG (Germany)	1,128	105,862

C.R. Bard, Inc.	815	171,598

Charles River Laboratories International, Inc. †	670	47,637

Cochlear, Ltd. (Australia)	269	23,579

DaVita Inc. †	4,351	275,636

30 Dynamic Risk Allocation Fund

COMMON STOCKS (41.7%)* cont.	Shares	Value

Health care cont.

Fresenius SE & Co. KGaA (Germany)	109	$7,823

GlaxoSmithKline PLC (United Kingdom)	14,822	276,640

Intuitive Surgical, Inc. †	590	379,807

Johnson & Johnson	10,850	1,207,605

McKesson Corp.	3,499	503,191

Medipal Holdings Corp. (Japan)	3,700	52,943

Merck & Co., Inc.	6,465	395,593

Mitsubishi Tanabe Pharma Corp. (Japan)	1,400	26,322

Novartis AG (Switzerland)	2,177	149,816

Novo Nordisk A/S Class B (Denmark)	210	7,090

Omega Healthcare Investors, Inc. R	4,008	118,076

Pfizer, Inc.	30,065	966,289

Richter Gedeon Nyrt (Hungary)	6,334	126,667

Roche Holding AG (Switzerland)	1,030	229,039

Sanofi (France)	3,219	259,099

Shire PLC (United Kingdom)	866	50,423

St Shine Optical Co., Ltd. (Taiwan)	1,000	19,138

Taro Pharmaceutical Industries, Ltd. (Israel) †	181	18,491

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	1,567	59,076

Thermo Fisher Scientific, Inc.	4,906	687,380

UnitedHealth Group, Inc.	5,609	888,017

Ventas, Inc. R	2,758	166,638

VWR Corp. †	1,211	32,939

Waters Corp. †	300	40,371

		7,765,471

Technology (5.2%)

Agilent Technologies, Inc.	3,293	144,826

Alibaba Group Holding, Ltd. ADR (China) † S	1,065	100,131

Alphabet, Inc. Class A †	1,453	1,127,354

Amadeus IT Holding SA Class A (Spain)	2,170	98,196

Amdocs, Ltd.	3,011	177,559

Apple, Inc.	4,704	519,886

Applied Materials, Inc.	19,266	620,365

AtoS SE (France)	1,037	107,025

AU Optronics Corp. (Taiwan)	30,000	10,777

Cisco Systems, Inc.	31,452	937,899

CommerceHub, Inc. Ser. C †	2,835	41,816

eBay, Inc. †	22,854	635,570

Fiserv, Inc. †	3,988	417,225

Fitbit, Inc. Class A † S	12,157	101,633

Foxconn Technology Co., Ltd. (Taiwan)	50,000	131,145

Genpact, Ltd. †	2,900	69,397

GungHo Online Entertainment, Inc. (Japan) S	15,500	34,413

Hon Hai Precision Industry Co., Ltd. (Taiwan)	81,000	208,390

Innolux Corp. (Taiwan)	105,000	36,238

Intuit, Inc.	2,205	250,664

L-3 Communications Holdings, Inc.	794	125,269

LG Display Co., Ltd. (South Korea)	547	13,101

Microsoft Corp.	4,197	252,911

Dynamic Risk Allocation Fund 31

COMMON STOCKS (41.7%)* cont.	Shares	Value

Technology cont.
Mixi, Inc. (Japan)	700	$24,383

Motorola Solutions, Inc.	1,853	148,703

MSCI, Inc.	703	55,396

NetEase, Inc. ADR (China)	724	162,248

Paychex, Inc.	10,410	613,670

Samsung Electronics Co., Ltd. (South Korea)	450	672,084

SoftBank Corp. (Japan)	400	23,468

Synopsys, Inc. †	2,969	179,565

Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	6,900	204,861

Tencent Holdings, Ltd. (China)	7,100	177,305

Texas Instruments, Inc.	7,189	531,483

Tokyo Electron, Ltd. (Japan)	900	82,405

Tripod Technology Corp. (Taiwan)	15,000	34,355

		9,071,716

Transportation (1.2%)
A. P. Moeller-Maersck A/S (Denmark)	49	64,619

AirAsia Bhd (Malaysia)	69,500	42,951

ANA Holdings, Inc. (Japan)	25,000	69,337

Central Japan Railway Co. (Japan)	1,200	195,935

Controladora Vuela Cia de Aviacion SAB de CV Class A (Mexico) †	8,600	12,652

Deutsche Post AG (Germany)	6,768	211,371

easyJet PLC (United Kingdom)	809	10,021

Eva Airways Corp. (Taiwan)	59,000	28,970

Japan Airlines Co., Ltd. (Japan)	700	20,712

MISC Bhd (Malaysia)	39,400	64,755

Qantas Airways, Ltd. (Australia)	19,006	46,315

Royal Mail PLC (United Kingdom)	22,483	131,821

Southwest Airlines Co.	3,959	184,529

United Parcel Service, Inc. Class B	7,315	847,955

Yangzijiang Shipbuilding Holdings, Ltd. (China)	182,100	104,177

		2,036,120

Utilities and power (1.6%)
American Electric Power Co., Inc.	4,391	259,289

American Water Works Co., Inc.	1,844	133,635

Centrica PLC (United Kingdom)	23,552	61,972

Chubu Electric Power Co., Inc. (Japan)	4,700	65,957

CLP Holdings, Ltd. (Hong Kong)	11,500	112,457

E.ON SE (Germany)	13,146	86,295

Endesa SA (Spain)	4,411	91,046

Enel SpA (Italy)	45,408	182,906

Equatorial Energia SA (Brazil)	8,300	128,817

Eversource Energy	1,909	98,543

Gas Natural SDG SA (Spain)	679	11,593

Great Plains Energy, Inc.	3,183	83,999

Iberdrola SA (Spain)	4,620	27,752

Korea Electric Power Corp. (South Korea)	3,365	133,846

NiSource, Inc.	4,801	105,334

PG&E Corp.	6,894	405,367

RWE AG (Germany) †	3,133	39,388

32 Dynamic Risk Allocation Fund

COMMON STOCKS (41.7%)* cont.	Shares	Value

Utilities and power cont.

Southern Co. (The)	7,158	$335,138

Tenaga Nasional Bhd (Malaysia)	45,000	141,469

Toho Gas Co., Ltd. (Japan)	9,000	71,273

Tohoku Electric Power Co., Inc. (Japan)	4,300	50,102

Tokyo Electric Power Company Holdings, Inc. (Japan) †	3,900	14,488

Tokyo Gas Co., Ltd. (Japan)	7,000	30,514

Westar Energy, Inc.	1,727	98,370

		2,769,550

Total common stocks (cost $67,372,712)		$72,199,649

	Principal
CORPORATE BONDS AND NOTES (26.1%)*	amount	Value

Basic materials (2.2%)

A Schulman, Inc. 144A company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23	$55,000	$56,100

Agrium, Inc. sr. unsec. unsub. notes 5.25%, 1/15/45 (Canada)	10,000	10,226

Allegheny Technologies, Inc. sr. unsec. unsub. notes
9.375%, 6/1/19	55,000	57,888

Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	10,000	9,200

ArcelorMittal SA sr. unsec. unsub. bonds 10.85%, 6/1/19 (France)	60,000	70,500

ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	25,000	27,188

Archer-Daniels-Midland Co. sr. unsec. notes 5.45%, 3/15/18	114,000	119,702

Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	80,000	85,000

Blue Cube Spinco, Inc. company guaranty sr. unsec. unsub. notes
9.75%, 10/15/23	65,000	76,375

BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	65,000	64,838

Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	65,000	63,538

Builders FirstSource, Inc. 144A company guaranty sr. unsec. notes
10.75%, 8/15/23	110,000	125,950

Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	45,000	45,225

Celanese US Holdings, LLC company guaranty sr. unsec. notes
5.875%, 6/15/21 (Germany)	85,000	94,715

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	69,000	72,623

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	40,000	39,400

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	45,000	44,438

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	40,000	37,800

CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	30,000	30,900

Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	70,000	70,898

Eastman Chemical Co. sr. unsec. notes 3.80%, 3/15/25	20,000	20,160

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.00%, 2/15/21 (Canada)	15,000	14,738

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.75%, 2/15/20 (Canada)	45,000	44,494

Dynamic Risk Allocation Fund 33

	Principal
CORPORATE BONDS AND NOTES (26.1%)* cont.	amount	Value

Basic materials cont.

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6.75%, 2/1/22	$35,000	$36,400

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. unsub. notes 6.875%, 2/15/23	55,000	58,850

Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
3.55%, 3/1/22 (Indonesia)	5,000	4,733

GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	115,000	130,238

Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	116,000	116,350

Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	79,000	76,038

Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 2.875%, 4/16/20	20,000	19,790

HD Supply, Inc. 144A company guaranty sr. unsec. notes
5.75%, 4/15/24	30,000	30,675

HudBay Minerals, Inc. company guaranty sr. unsec. notes 9.50%,
10/1/20 (Canada)	80,000	84,200

Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22	15,000	15,225

Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	112,000	115,080

INVISTA Finance, LLC 144A company guaranty sr. notes
4.25%, 10/15/19	37,000	36,997

Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	50,000	54,500

Kraton Polymers LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	65,000	71,988

Louisiana-Pacific Corp. 144A company guaranty sr. unsec. unsub.
notes 4.875%, 9/15/24	45,000	43,706

LyondellBasell Industries NV sr. unsec. unsub. notes
4.625%, 2/26/55	25,000	22,548

Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	55,000	57,613

Methanex Corp. sr. unsec. unsub. notes 5.65%, 12/1/44 (Canada)	30,000	25,405

Monsanto Company sr. unsec. sub. notes 5.50%, 8/15/25	60,000	66,887

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	20,000	20,075

Norbord, Inc. 144A company guaranty sr. notes 6.25%,
4/15/23 (Canada)	95,000	98,781

Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	70,000	69,913

Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	40,000	41,600

Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27	5,000	5,488

PQ Corp. 144A company guaranty sr. notes 6.75%, 11/15/22	15,000	15,844

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.875%, 7/15/33	40,000	41,200

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.50%, 12/1/20	45,000	50,906

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.25%, 4/1/23	50,000	51,563

34 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (26.1%)* cont.	amount	Value

Basic materials cont.

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.125%, 12/1/24	$20,000	$20,300

Sealed Air Corp. 144A company guaranty sr. unsec. notes
4.875%, 12/1/22	20,000	20,450

Sealed Air Corp. 144A sr. unsec. bonds 5.50%, 9/15/25	15,000	15,488

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	55,000	63,525

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 8/15/22	120,000	126,300

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	30,000	31,725

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	33,000	34,238

Steel Dynamics, Inc. 144A sr. unsec. bonds 5.00%, 12/15/26	20,000	20,100

Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
4.75%, 1/15/22 (Canada)	20,000	20,250

Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	20,000	19,000

Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	10,000	11,625

Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.00%, 6/1/21 (Canada)	10,000	10,925

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7.625%, 10/15/21	90,000	73,463

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/22	40,000	36,500

U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	60,000	62,550

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	50,000	50,875

USG Corp. 144A company guaranty sr. unsec. notes
5.875%, 11/1/21	10,000	10,441

USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	50,000	51,318

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	40,000	36,400

Westlake Chemical Corp. 144A company guaranty sr. unsec.
unsub. bonds 3.60%, 8/15/26	150,000	144,200

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	60,000	77,501

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	32,000	41,876

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	90,000	95,400

Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	45,000	48,263

		3,867,202

Capital goods (1.1%)

Advanced Disposal Services, Inc. 144A sr. unsec. notes
5.625%, 11/15/24	90,000	89,100

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	10,000	11,075

Dynamic Risk Allocation Fund 35

	Principal
CORPORATE BONDS AND NOTES (26.1%)* cont.	amount	Value

Capital goods cont.

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.375%, 9/15/24	$40,000	$39,300

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.00%, 3/15/22	60,000	59,400

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	35,000	36,243

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 9/1/22	25,000	25,500

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24	30,000	29,850

Berry Plastics Corp. company guaranty notes 6.00%, 10/15/22	25,000	26,281

Berry Plastics Corp. company guaranty notes 5.50%, 5/15/22	20,000	20,800

Berry Plastics Corp. company guaranty unsub. notes
5.125%, 7/15/23	50,000	50,438

Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	60,000	59,400

Bombardier, Inc. 144A sr. unsec. unsub. notes 4.75%,
4/15/19 (Canada)	10,000	9,963

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	80,000	87,800

Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6.00%, 10/15/17 (Luxembourg)	145,000	150,866

Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	35,000	39,638

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	135,000	128,925

Honeywell International, Inc. sr. unsec. unsub. notes
5.375%, 3/1/41	80,000	96,946

KLX, Inc. 144A company guaranty sr. unsec. notes 5.875%, 12/1/22	100,000	102,250

Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	15,000	19,545

Manitowoc Foodservice, Inc. sr. unsec. notes 9.50%, 2/15/24	115,000	131,100

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	70,000	68,425

Medtronic, Inc. company guaranty sr. unsec. sub. notes
4.375%, 3/15/35	15,000	15,562

Medtronic, Inc. company guaranty sr. unsec. sub. notes
3.50%, 3/15/25	15,000	15,394

Moog, Inc. 144A company guaranty sr. unsec. notes 5.25%, 12/1/22	65,000	66,138

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	65,000	66,950

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/22	135,000	140,738

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. FRN 4.38%, 7/15/21	55,000	56,169

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. unsec. unsub. notes
7.00%, 7/15/24	55,000	58,059

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	50,000	51,500

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26	25,000	24,571

Terex Corp. company guaranty sr. unsec. notes 6.00%, 5/15/21	23,000	23,288

36 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (26.1%)* cont.	amount	Value

Capital goods cont.

TI Group Automotive Systems, LLC 144A sr. unsec. notes
8.75%, 7/15/23	$100,000	$103,000

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	25,000	25,906

TransDigm, Inc. 144A company guaranty sr. unsec. sub. bonds
6.375%, 6/15/26	35,000	35,613

		1,965,733

Communication services (2.8%)

Altice SA 144A company guaranty sr. unsec. notes 7.75%,
5/15/22 (Luxembourg)	200,000	209,500

American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	40,000	36,965

American Tower Corp. sr. unsec. notes 4.00%, 6/1/25 R	85,000	85,813

AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	67,000	62,579

AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25	68,000	65,327

AT&T, Inc. sr. unsec. unsub. notes 1.70%, 6/1/17	145,000	145,290

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsec. notes 5.25%, 9/30/22	195,000	202,313

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	35,000	35,350

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	85,000	89,994

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	15,000	15,413

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	25,000	25,609

CenturyLink, Inc. sr. unsec. unsub. notes 6.75%, 12/1/23	80,000	80,000

CenturyLink, Inc. sr. unsec. unsub. notes 5.625%, 4/1/20	15,000	15,619

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	60,000	59,100

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	10,000	9,863

Charter Communications Operating, LLC/Charter
Communications Operating Capital 144A sr. sub. bonds
6.484%, 10/23/45	87,000	97,747

Charter Communications Operating, LLC/Charter
Communications Operating Capital 144A sr. sub. notes
4.908%, 7/23/25	43,000	44,886

Comcast Corp. company guaranty sr. unsec. unsub. bonds
6.50%, 1/15/17	145,000	145,980

Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	5,000	4,619

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95%, 8/15/37	30,000	40,571

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	85,000	109,303

Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	45,000	45,522

Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	25,000	26,875

Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	45,000	43,742

CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	135,000	126,549

Dynamic Risk Allocation Fund 37

		Principal
CORPORATE BONDS AND NOTES (26.1%)* cont.		amount	Value

Communication services cont.

CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21		$160,000	$168,200

Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)		16,000	23,339

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24		40,000	40,550

Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25		25,000	25,063

Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22		75,000	77,438

Frontier Communications Corp. sr. unsec. notes 8.875%, 9/15/20		20,000	20,875

Frontier Communications Corp. sr. unsec. unsub. notes
7.625%, 4/15/24		15,000	12,938

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)		265,000	191,958

Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)		2,000	2,015

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)		10,000	3,463

Intelsat Luxembourg SA company guaranty sr. unsec. sub. bonds
8.125%, 6/1/23 (Luxembourg)		15,000	5,138

Level 3 Communications, Inc. sr. unsec. unsub. notes
5.75%, 12/1/22		15,000	15,338

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 1/15/24		15,000	15,075

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 8/15/22		15,000	15,263

Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)		35,000	35,868

Quebecor Media, Inc. 144A sr. unsec. notes 7.375%,
1/15/21 (Canada)	CAD	295,000	226,883

SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)		$200,000	202,000

Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20		330,000	341,550

Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23		120,000	123,900

Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21		195,000	199,875

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23		50,000	52,813

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25		30,000	32,063

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.25%, 4/1/21		75,000	78,094

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23		20,000	20,950

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836%, 4/28/23		5,000	5,300

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633%, 4/28/21		25,000	26,094

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/22		25,000	26,125

Verizon Communications, Inc. sr. unsec. notes 2.625%, 2/21/20		95,000	95,718

Verizon Communications, Inc. sr. unsec. unsub. notes
6.40%, 9/15/33		64,000	76,470

38 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (26.1%)* cont.	amount	Value

Communication services cont.
Verizon Communications, Inc. sr. unsec. unsub. notes
4.522%, 9/15/48	$328,000	$312,764

Verizon Communications, Inc. sr. unsec. unsub. notes
4.50%, 9/15/20	30,000	32,109

Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	30,000	29,220

Vodafone Group PLC sr. unsec. unsub. notes 1.25%, 9/26/17
(United Kingdom)	251,000	250,276

West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22	45,000	43,200

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10.25%, 7/15/19	65,000	68,413

Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23	60,000	52,200

		4,773,067

Conglomerates (0.1%)

General Electric Capital Corp. company guaranty sr. unsec. unsub.
notes Ser. MTN, 5.40%, 2/15/17	143,000	144,288

General Electric Co. sr. unsec. bonds 4.50%, 3/11/44	15,000	15,802

		160,090

Consumer cyclicals (4.0%)

21st Century Fox America, Inc. company guaranty sr. unsec. unsub.
notes 7.75%, 12/1/45	124,000	173,221

Amazon.com, Inc. sr. unsec. notes 1.20%, 11/29/17	143,000	143,032

AMC Entertainment Holdings, Inc. 144A sr. unsec. sub. bonds
5.875%, 11/15/26	20,000	20,150

AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes
5.875%, 2/15/22	25,000	26,079

AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes
5.75%, 6/15/25	35,000	35,263

American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	60,000	61,650

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22	75,000	69,938

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	55,000	59,099

Bon-Ton Department Stores, Inc. (The) company guaranty notes
8.00%, 6/15/21	50,000	24,750

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	40,000	42,500

Boyd Gaming Corp. 144A company guaranty sr. unsec. unsub.
bonds 6.375%, 4/1/26	20,000	20,850

Brookfield Residential Properties, Inc. 144A company guaranty sr.
unsec. notes 6.50%, 12/15/20 (Canada)	160,000	162,400

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	35,000	35,081

Caesars Growth Properties Holdings, LLC/Caesars Growth
Properties Finance, Inc. company guaranty notes 9.375%, 5/1/22	20,000	21,400

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6.25%, 12/15/21	80,000	85,600

Dynamic Risk Allocation Fund 39

	Principal
CORPORATE BONDS AND NOTES (26.1%)* cont.	amount	Value

Consumer cyclicals cont.

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	$25,000	$25,688

CBS Corp. company guaranty sr. unsec. debs. 7.875%, 7/30/30	74,000	98,298

CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	88,000	81,709

CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	15,000	15,759

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5.25%, 3/15/21	45,000	46,530

Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	15,000	15,413

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	25,000	25,250

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	50,000	49,125

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	95,000	95,950

Dakota Merger Sub, Inc. 144A sr. notes 7.75%, 9/1/23	85,000	85,000

Dakota Merger Sub, Inc. 144A sr. unsec. notes 10.75%, 9/1/24	35,000	32,813

Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	25,000	24,783

Dollar Tree, Inc. company guaranty sr. unsec. unsub. notes
5.75%, 3/1/23	20,000	21,350

Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	95,000	90,480

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	65,000	68,738

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 2/15/26	140,000	143,871

Ford Motor Co. sr. unsec. unsub. notes 9.98%, 2/15/47	115,000	169,362

Ford Motor Co. sr. unsec. unsub. notes 7.45%, 7/16/31	192,000	238,062

General Motors Co. sr. unsec. notes 6.25%, 10/2/43	95,000	102,272

General Motors Co. sr. unsec. notes 5.20%, 4/1/45	20,000	18,988

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	105,000	100,072

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	20,000	19,664

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	10,000	9,721

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45%, 4/10/22	156,000	153,873

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 11/1/20	60,000	63,000

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	25,000	25,563

Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26	55,000	52,508

Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	35,000	34,913

Hilton Domestic Operating Co., Inc. 144A sr. unsec. sub. notes
4.25%, 9/1/24	10,000	9,800

Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	90,000	90,283

Host Hotels & Resorts LP sr. unsec. unsub. notes 5.25%, 3/15/22 R	77,000	83,244

40 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (26.1%)* cont.	amount	Value

Consumer cyclicals cont.

Howard Hughes Corp. (The) 144A sr. unsec. notes 6.875%, 10/1/21	$65,000	$68,536

Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	60,000	63,030

iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19	265,000	208,688

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5.875%, 3/15/21	50,000	52,031

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22	95,000	94,050

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	90,000	90,225

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8.125%, 10/1/19	25,000	27,031

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65%, 6/1/20	10,000	9,950

JC Penney Corp, Inc. 144A company guaranty sr. notes
5.875%, 7/1/23	15,000	15,375

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡	40,000	38,000

Johnson Controls, Inc. sr. unsec. unsub. notes 4.95%, 7/2/64	35,000	32,666

L Brands, Inc. company guaranty sr. unsec. notes 6.625%, 4/1/21	40,000	44,300

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.875%, 2/1/22	50,000	51,500

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.375%, 1/15/24	20,000	20,600

Lear Corp. company guaranty sr. unsec. notes 5.25%, 1/15/25	10,000	10,513

Lear Corp. company guaranty sr. unsec. unsub. notes
5.375%, 3/15/24	45,000	47,025

Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	75,000	76,313

LG FinanceCo Corp. 144A sr. unsec. unsub. notes 5.875%, 11/1/24	55,000	54,450

Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	25,000	24,875

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23	35,000	35,613

Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
11/15/20 (Canada)	65,000	64,675

MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20	40,000	43,800

MGM Resorts International company guaranty sr. unsec. notes
5.25%, 3/31/20	10,000	10,494

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	120,000	133,200

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	5,000	5,463

Navistar International Corp. company guaranty sr. unsec. notes
8.25%, 11/1/21	35,000	34,781

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	65,000	59,150

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21 ‡‡	40,000	30,200

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21	30,000	23,550

Dynamic Risk Allocation Fund 41

	Principal
CORPORATE BONDS AND NOTES (26.1%)* cont.	amount	Value

Consumer cyclicals cont.

Nexstar Escrow Corp. 144A company guaranty sr. unsec. notes
5.625%, 8/1/24	$55,000	$54,450

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)	30,000	31,088

Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	40,000	40,800

O’Reilly Automotive, Inc. company guaranty sr. unsec. sub. notes
3.55%, 3/15/26	35,000	34,839

Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	90,000	89,848

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	30,000	30,825

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	45,000	46,406

Penn National Gaming, Inc. sr. unsec. sub. notes 5.875%, 11/1/21	75,000	77,813

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	30,000	30,675

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	35,000	33,734

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	45,000	44,213

Priceline Group, Inc. (The) sr. unsec. notes 3.65%, 3/15/25	61,000	61,011

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	70,000	77,175

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	70,000	69,388

QVC, Inc. company guaranty sr. sub. notes 4.45%, 2/15/25	55,000	52,390

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23	80,000	81,300

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	70,000	71,050

S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	35,000	37,156

S&P Global, Inc. 144A company guaranty sr. unsec. bonds
2.95%, 1/22/27	75,000	70,255

Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	50,000	50,625

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	185,000	173,438

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6.25%, 9/1/20	15,000	12,225

Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22	50,000	52,750

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	115,000	113,563

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	40,000	41,650

Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 5.25%, 1/15/21	90,000	92,768

Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	35,000	36,313

Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	30,000	31,800

42 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (26.1%)* cont.	amount	Value

Consumer cyclicals cont.

Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	$90,000	$91,575

Standard Industries, Inc./NJ 144A sr. unsec. notes 5.125%, 2/15/21	10,000	10,400

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A sr. notes 6.375%, 6/1/21	50,000	49,750

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5.25%, 4/15/21	30,000	30,675

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5.625%, 3/1/24	20,000	20,100

Tempur Sealy International, Inc. company guaranty sr. unsec.
unsub. bonds 5.50%, 6/15/26	30,000	29,850

Tiffany & Co. sr. unsec. unsub. notes 4.90%, 10/1/44	30,000	27,697

Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	90,000	89,568

Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	36,000	33,581

Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	15,000	14,175

Toyota Motor Credit Corp. sr. unsec. unsub. bonds Ser. GMTN,
1.55%, 7/13/18	145,000	145,095

Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	45,000	43,884

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4.50%, 3/1/21	15,000	15,338

Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	60,000	56,850

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6.50%, 8/15/37	34,000	46,059

WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	45,000	45,000

Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	35,000	33,600

Wyndham Worldwide Corp. sr. unsec. unsub. notes 5.625%, 3/1/21	30,000	32,776

		6,998,700

Consumer staples (1.8%)

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 6.00%, 4/1/22 (Canada)	115,000	119,888

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	25,000	25,438

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85%, 8/9/22	96,000	95,871

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	160,000	171,186

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	115,000	115,899

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 2.65%, 2/1/21	145,000	145,503

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 1.25%, 1/17/18	53,000	52,797

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.20%, 1/15/39	106,000	158,792

BlueLine Rental Finance Corp. 144A notes 7.00%, 2/1/19	45,000	43,200

Dynamic Risk Allocation Fund 43

	Principal
CORPORATE BONDS AND NOTES (26.1%)* cont.	amount	Value

Consumer staples cont.

CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22	$65,000	$65,163

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21	35,000	35,875

Coca-Cola Co. (The) sr. unsec. unsub. notes 3.20%, 11/1/23	30,000	30,829

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
bonds 3.70%, 12/6/26	20,000	19,825

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6.00%, 5/1/22	65,000	73,938

CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	80,000	87,028

CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18	145,000	146,080

Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23	45,000	46,800

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
1.50%, 5/11/17 (United Kingdom)	32,000	32,060

Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22	9,000	11,319

ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	50,000	47,270

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	200,000	252,413

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	56,000	61,246

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
3.85%, 11/15/24	21,000	21,424

Kellogg Co. sr. unsec. unsub. notes 3.25%, 4/1/26	70,000	68,139

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	45,000	45,450

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	45,000	45,450

Kraft Foods Group, Inc. company guaranty sr. unsec. notes
Ser. 144A, 6.875%, 1/26/39	95,000	120,154

Kroger Co. (The) company guaranty sr. unsec. unsub. notes
6.90%, 4/15/38	45,000	56,846

Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	75,000	74,625

Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	25,000	24,891

Landry’s, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	30,000	30,000

Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	130,000	135,543

PepsiCo, Inc. sr. unsec. unsub. bonds 3.45%, 10/6/46	45,000	40,148

PepsiCo, Inc. sr. unsec. unsub. notes 1.25%, 8/13/17	144,000	144,169

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5.75%, 3/15/25	30,000	29,925

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 12/15/21	50,000	51,500

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 6.25%, 8/1/24	25,000	24,688

Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21	75,000	74,531

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	80,000	85,512

44 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (26.1%)* cont.	amount	Value

Consumer staples cont.

Tyson Foods, Inc. company guaranty sr. unsec. bonds
4.875%, 8/15/34	$23,000	$23,621

Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds
5.15%, 8/15/44	32,000	33,107

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9.75%, 2/1/19 ‡‡	10,787	7,012

Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	35,000	35,746

WhiteWave Foods Co. (The) company guaranty sr. unsec. notes
5.375%, 10/1/22	65,000	71,663

		3,082,564

Energy (3.3%)
Anadarko Petroleum Corp. sr. unsec. notes 6.45%, 9/15/36	130,000	146,367

Anadarko Petroleum Corp. sr. unsec. unsub. notes 5.55%, 3/15/26	30,000	32,923

Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	25,000	25,469

Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	30,000	30,450

Antero Resources Finance Corp. company guaranty sr. unsec. sub.
notes 5.375%, 11/1/21	45,000	46,181

Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	50,000	41,875

Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.125%, 6/1/21 (Canada)	5,000	4,181

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	110,000	109,909

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.846%, 5/5/17 (United Kingdom)	145,000	145,361

California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	106,000	84,800

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.70%,
5/15/17 (Canada)	145,000	147,597

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 9/15/20	15,000	15,525

Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	85,000	89,931

Cenovus Energy, Inc. sr. unsec. bonds 4.45%, 9/15/42 (Canada)	25,000	20,629

Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	92,000	95,220

Chevron Corp. sr. unsec. unsub. notes 1.104%, 12/5/17	143,000	142,734

Concho Resources, Inc. company guaranty sr. unsec. notes
5.50%, 4/1/23	60,000	61,800

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/22	55,000	56,513

ConocoPhillips Co. company guaranty sr. unsec. unsub. notes
1.05%, 12/15/17	145,000	144,139

Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	10,000	9,250

Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	75,000	74,813

Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	45,000	43,763

Dynamic Risk Allocation Fund 45

	Principal
CORPORATE BONDS AND NOTES (26.1%)* cont.	amount	Value

Energy cont.

DCP Midstream Operating LP company guaranty sr. unsec. notes
2.70%, 4/1/19	$40,000	$39,750

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	45,000	37,800

Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	66,000	68,475

Devon Energy Corp. sr. unsec. unsub. notes 3.25%, 5/15/22	18,000	17,463

Devon Financing Company, LLC company guaranty sr. unsec.
unsub. bonds 7.875%, 9/30/31	65,000	79,258

Diamondback Energy, Inc. 144A company guaranty sr. unsec.
notes 4.75%, 11/1/24	20,000	20,025

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	135,000	113,063

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	30,000	30,900

EQT Midstream Partners LP company guaranty sr. unsec. sub.
notes 4.00%, 8/1/24	5,000	4,850

Halcon Resources Corp. 144A company guaranty notes
8.625%, 2/1/20	55,000	56,100

Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	35,000	38,503

Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	65,000	67,600

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7.375%, 5/1/22	90,000	93,600

Laredo Petroleum, Inc. company guaranty sr. unsec. sub. notes
5.625%, 1/15/22	15,000	14,963

Marathon Oil Corp. sr. unsec. unsub. notes 3.85%, 6/1/25	25,000	23,256

MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	25,000	21,813

MEG Energy Corp. 144A company guaranty sr. unsec. notes 6.50%,
3/15/21 (Canada)	30,000	27,000

Motiva Enterprises, LLC 144A sr. unsec. notes 5.75%, 1/15/20	50,000	54,338

Murphy Oil Corp. sr. unsec. unsub. notes 6.875%, 8/15/24	60,000	63,150

Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	60,000	62,250

Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	35,000	35,525

Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 6.05%, 3/1/41	19,000	10,640

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	115,000	118,450

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	200,780

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	437,000	420,613

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela)	110,000	40,447

Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
5.625%, 1/23/46 (Mexico)	95,000	73,844

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	310,000	274,877

Phillips 66 company guaranty sr. unsec. unsub. notes 2.95%, 5/1/17	145,000	146,037

Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.75%, 12/15/23 (Canada)	20,000	20,300

46 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (26.1%)* cont.	amount	Value

Energy cont.

Range Resources Corp. 144A company guaranty sr. unsec. sub.
notes 5.75%, 6/1/21	$80,000	$80,800

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	30,000	28,500

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	20,000	19,200

Sabine Pass Liquefaction, LLC sr. notes 5.625%, 4/15/23	145,000	151,525

Sabine Pass Liquefaction, LLC 144A sr. bonds 5.00%, 3/15/27	145,000	143,188

Sabine Pass Liquefaction, LLC 144A sr. notes 5.875%, 6/30/26	45,000	47,531

Samson Investment Co. company guaranty sr. unsec. notes 9.75%,
2/15/20 (In default) †	110,000	6,256

SandRidge Energy, Inc. company guaranty notes 8.75%, 6/1/20 F	60,000	120

Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	35,000	36,794

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes 8.25%,
5/15/20 (Canada)	60,000	63,600

Seventy Seven Energy, Inc. sr. unsec. notes 6.50%, 7/15/22
(In default) † F	50,000	5

Shell International Finance BV company guaranty sr. unsec. unsub.
notes 5.20%, 3/22/17 (Netherlands)	156,000	157,888

SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	45,000	45,563

SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	30,000	28,275

SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	30,000	30,825

SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	20,000	20,250

SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	80,000	80,200

Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	55,000	52,210

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. bonds 5.375%, 2/1/27	30,000	29,625

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 5.125%, 2/1/25	15,000	14,803

Tervita Corp. 144A sr. unsec. notes 10.875%, 2/15/18 (Canada)
(In default) †	15,000	225

Tesoro Logistics LP/Tesoro Logistics Finance Corp. company
guaranty sr. unsec. notes 5.25%, 1/15/25	20,000	20,250

Total Capital International SA company guaranty sr. unsec. unsub.
notes 1.55%, 6/28/17 (France)	143,000	143,177

Triangle USA Petroleum Corp. 144A company guaranty sr. unsec.
notes 6.75%, 7/15/22 (In default) †	25,000	6,125

Unit Corp. company guaranty sr. unsec. sub. notes 6.625%, 5/15/21	15,000	13,650

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	16,000	15,760

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.00%, 3/15/19	50,000	49,375

Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	43,000	50,310

Williams Partners LP sr. unsec. notes 5.25%, 3/15/20	55,000	58,509

Williams Partners LP sr. unsec. sub. notes 3.60%, 3/15/22	40,000	39,537

Williams Partners LP/ACMP Finance Corp. sr. unsec. sub. notes
4.875%, 3/15/24	65,000	65,520

Williams Partners LP/ACMP Finance Corp. sr. unsec. unsub. notes
4.875%, 5/15/23	100,000	101,000

WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	15,000	16,538

Dynamic Risk Allocation Fund 47

	Principal
CORPORATE BONDS AND NOTES (26.1%)* cont.	amount	Value

Energy cont.

WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	$60,000	$63,300

WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	110,000	112,716

		5,638,250

Financials (6.2%)

Aflac, Inc. sr. unsec. unsub. notes 6.90%, 12/17/39	17,000	22,174

Air Lease Corp. sr. unsec. notes 3.75%, 2/1/22	20,000	20,618

Air Lease Corp. sr. unsec. unsub. notes 3.375%, 6/1/21	110,000	111,825

Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	55,000	52,388

Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	90,000	102,150

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 9/15/20	30,000	33,188

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 12/1/17	230,000	238,338

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	110,000	108,900

American Express Co. sr. unsec. notes 7.00%, 3/19/18	94,000	100,216

American Express Co. sr. unsec. notes 6.15%, 8/28/17	107,000	110,628

American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	290,000	371,925

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	75,000	75,000

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	25,000	26,018

Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	40,000	38,119

Bank of America Corp. sr. unsec. unsub. notes 2.00%, 1/11/18	149,000	149,321

Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	20,000	19,753

Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
1.70%, 8/25/17	95,000	95,153

Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	170,000	198,093

Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2.50%,
1/11/17 (Canada)	143,000	143,226

Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	80,000	79,689

Bank of Nova Scotia (The) sr. unsec. unsub. notes 1.375%,
12/18/17 (Canada)	145,000	144,827

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. unsub.
notes 1.20%, 3/10/17 (Japan)	250,000	250,011

Barclays Bank PLC 144A unsec. sub. notes 10.179%, 6/12/21
(United Kingdom)	270,000	333,124

BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	10,000	10,177

BNP Paribas SA company guaranty sr. unsec. unsub. bonds
Ser. MTN, 1.375%, 3/17/17 (France)	162,000	162,006

BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	200,000	201,663

Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	25,000	27,527

Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	90,000	95,361

CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	47,000	48,557

48 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (26.1%)* cont.	amount	Value

Financials cont.

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 3/15/23	$40,000	$41,313

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	53,000	53,311

CIT Group, Inc. sr. unsec. notes 3.875%, 2/19/19	20,000	20,350

CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	35,000	36,138

CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	115,000	119,744

CIT Group, Inc. 144A sr. unsec. notes 5.50%, 2/15/19	155,000	163,622

Citigroup, Inc. jr. unsec. sub. FRB Ser. B, 5.90%, perpetual maturity	3,000	2,985

Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95%, perpetual maturity	48,000	47,160

Citigroup, Inc. jr. unsec. sub. FRN 5.875%, perpetual maturity	6,000	5,970

Citigroup, Inc. unsec. sub. notes 5.50%, 9/13/25	65,000	71,057

Citigroup, Inc. T sub. unsec. Notes 6.25%, perpetual maturity	63,000	64,733

CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	95,000	94,881

Commonwealth Bank of Australia/New York, NY sr. unsec. bonds
Ser. GMTN, 1.625%, 3/12/18	330,000	329,890

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands (Rabobank Nederland) company guaranty sr. unsec.
notes 3.375%, 1/19/17 (Netherlands)	130,000	130,393

Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	25,000	25,563

Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	80,000	80,600

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	200,000	188,000

DDR Corp. sr. unsec. unsub. notes 7.875%, 9/1/20 R	5,000	5,836

DFC Finance Corp. 144A company guaranty sr. notes
10.50%, 6/15/20	45,000	27,450

Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	180,000	209,142

Duke Realty LP company guaranty sr. unsec. unsub. notes
4.375%, 6/15/22 R	21,000	22,414

E*Trade Financial Corp. sr. unsec. unsub. notes 5.375%, 11/15/22	45,000	47,689

E*Trade Financial Corp. sr. unsec. unsub. notes 4.625%, 9/15/23	55,000	55,413

EPR Properties company guaranty sr. unsec. sub. notes
5.25%, 7/15/23 R	60,000	62,488

ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	55,000	53,213

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	60,000	58,950

Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	38,000	35,625

GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. bonds 4.418%, 11/15/35 (Ireland)	202,000	210,276

Goldman Sachs Group, Inc. (The) sr. unsec. notes 7.50%, 2/15/19	44,000	48,987

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2.375%, 1/22/18	2,000	2,013

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3.875%, 5/1/25 R	25,000	24,676

Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	20,000	19,436

HSBC Finance Corp. unsec. sub. notes 6.676%, 1/15/21	122,000	137,068

Dynamic Risk Allocation Fund 49

	Principal
CORPORATE BONDS AND NOTES (26.1%)* cont.	amount	Value

Financials cont.

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. sub.
notes 8.125%, 7/15/19 ‡‡	$10,000	$9,900

HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	80,000	81,700

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	145,000	144,352

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	60,000	57,750

ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	220,000	240,409

iStar, Inc. sr. unsec. notes 5.00%, 7/1/19 R	20,000	19,650

JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	79,000	79,790

JPMorgan Chase & Co. sr. unsec. notes Ser. MTN, 2.295%, 8/15/21	75,000	73,645

JPMorgan Chase & Co. sr. unsec. unsub. notes 2.00%, 8/15/17	144,000	144,650

JPMorgan Chase & Co. unsec. sub. notes 4.125%, 12/15/26	60,000	61,560

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.30%, 12/13/18	4,000	4,033

KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	25,000	23,479

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	55,000	62,161

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	240,000	268,800

Lloyds Banking Group PLC jr. unsec. sub. FRB 7.50%, perpetual
maturity (United Kingdom)	200,000	204,000

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657%,
perpetual maturity (United Kingdom)	30,000	32,100

Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	65,000	65,458

MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	100,000	109,108

MGM Growth Properties Operating Partnership LP/MGP
Finance Co-Issuer, Inc. 144A company guaranty sr. unsec. notes
5.625%, 5/1/24	25,000	26,188

Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	60,000	62,804

Morgan Stanley sr. unsec. unsub. bonds 4.75%, 3/22/17	149,000	150,586

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6.375%, 3/1/24 R	25,000	25,625

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 7.875%, 10/1/20	40,000	40,900

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	80,000	80,200

Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 5.875%, 3/15/22	30,000	31,125

Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	40,000	31,300

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19	25,000	25,438

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21	30,000	30,000

Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	100,000	97,859

PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1.125%, 1/27/17	250,000	250,029

Progressive Corp. (The) jr. unsec. sub. FRN 6.70%, 6/15/37	116,000	113,390

50 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (26.1%)* cont.	amount	Value

Financials cont.

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6.75%, 6/15/21	$85,000	$85,638

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.20%,
7/27/18 (Canada)	145,000	146,154

Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	40,000	41,909

Santander UK PLC sr. unsec. unsub. bonds 1.375%, 3/13/17
(United Kingdom)	156,000	156,026

Select Income REIT sr. unsec. unsub. notes 3.60%, 2/1/20 R	10,000	10,013

Select Income REIT sr. unsec. unsub. notes 2.85%, 2/1/18 R	35,000	35,155

Simon Property Group LP 144A sr. unsec. unsub. notes
1.50%, 2/1/18 R	131,000	130,920

Societe Generale SA company guaranty sr. unsec. notes 2.75%,
10/12/17 (France)	250,000	252,485

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20	20,000	20,825

Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19	20,000	19,675

State Street Capital Trust IV company guaranty jr. unsec. sub. FRB
1.85%, 6/15/37	184,000	159,936

Svenska Handelsbanken AB company guaranty sr. unsec. notes
2.875%, 4/4/17 (Sweden)	250,000	251,428

Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	80,000	76,597

TIERS Trust/United States 144A sr. bonds stepped-coupon zero %
(8.125%, 9/15/17), 3/15/46 ††	100,000	105,750

TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18	20,000	16,400

Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	9,000	8,662

Travelers Property Casualty Corp. company guaranty sr. unsec.
unsub. bonds 7.75%, 4/15/26	9,000	11,897

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	55,000	55,756

UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 3.00%, 4/15/21 (Jersey)	200,000	200,114

VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	60,000	61,290

Wayne Merger Sub, LLC 144A sr. unsec. notes 8.25%, 8/1/23	40,000	40,500

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	70,000	71,925

Wells Fargo & Co. sr. unsec. notes 2.10%, 5/8/17	143,000	143,549

Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	60,000	58,441

		10,675,395

Health care (1.9%)

AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	12,000	11,856

AbbVie, Inc. sr. unsec. notes 2.90%, 11/6/22	18,000	17,763

AbbVie, Inc. sr. unsec. notes 1.75%, 11/6/17	130,000	130,305

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub. notes
6.125%, 3/15/21	60,000	61,950

Dynamic Risk Allocation Fund 51

	Principal
CORPORATE BONDS AND NOTES (26.1%)* cont.	amount	Value

Health care cont.

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub. notes
5.125%, 7/1/22	$35,000	$33,863

Actavis Funding SCS company guaranty sr. unsec. notes 4.75%,
3/15/45 (Luxembourg)	43,000	42,542

Actavis Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	21,000	21,303

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23	65,000	61,750

Amgen, Inc. sr. unsec. unsub. notes 2.125%, 5/15/17	145,000	145,638

AstraZeneca PLC sr. unsec. unsub. notes 6.45%, 9/15/37
(United Kingdom)	16,000	20,568

AstraZeneca PLC sr. unsec. unsub. notes 5.90%, 9/15/17
(United Kingdom)	145,000	150,188

Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	75,000	77,301

Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	60,000	60,966

Centene Corp. sr. unsec. unsub. notes 5.625%, 2/15/21	20,000	20,600

Centene Corp. sr. unsec. unsub. notes 4.75%, 1/15/25	15,000	14,363

Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	55,000	54,175

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	100,000	66,688

Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada)	60,000	22,800

Concordia International Corp. 144A sr. notes 9.00%,
4/1/22 (Canada)	10,000	9,200

Crimson Merger Sub, Inc. 144A sr. unsec. notes 6.625%, 5/15/22	65,000	54,275

DPx Holdings BV 144A sr. unsec. sub. notes 7.50%,
2/1/22 (Netherlands)	65,000	68,250

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	40,000	34,900

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 10/15/22	45,000	46,013

HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	60,000	60,065

HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	170,000	184,875

HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	40,000	40,100

HCA, Inc. company guaranty sr. sub. notes 3.75%, 3/15/19	50,000	51,000

HCA, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 2/1/25	15,000	14,681

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	55,000	56,654

Johnson & Johnson sr. unsec. notes 5.15%, 7/15/18	91,000	96,638

Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sr.
notes 7.875%, 2/15/21	30,000	31,650

Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	40,000	34,400

MEDNAX, Inc. 144A company guaranty sr. unsec. unsub. notes
5.25%, 12/1/23	25,000	25,375

Merck & Co., Inc. sr. unsec. unsub. notes 1.30%, 5/18/18	125,000	124,924

Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	40,000	40,050

52 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (26.1%)* cont.	amount	Value

Health care cont.

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	$60,000	$57,675

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	149,000	151,048

Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22	50,000	51,750

Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24	275,000	286,028

Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	15,000	14,082

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6.50%, 5/15/23	40,000	40,200

Tenet Healthcare Corp. company guaranty sr. bonds
4.375%, 10/1/21	35,000	33,338

Tenet Healthcare Corp. company guaranty sr. FRN 4.35%, 6/15/20	60,000	60,000

Tenet Healthcare Corp. company guaranty sr. notes
6.25%, 11/1/18	100,000	104,250

Tenet Healthcare Corp. company guaranty sr. notes 4.75%, 6/1/20	10,000	9,888

Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	55,000	56,031

Tenet Healthcare Corp. 144A company guaranty notes
7.50%, 1/1/22	20,000	20,563

Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. bonds 3.15%, 10/1/26 (Netherlands)	34,000	31,362

UnitedHealth Group, Inc. sr. unsec. notes 6.00%, 2/15/18	65,000	68,333

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21	58,000	63,046

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	55,000	40,700

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	65,000	48,425

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	5,000	3,850

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23	25,000	18,375

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 3/15/20	70,000	58,800

		3,205,413

Technology (1.3%)
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	38,000	38,855

Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	100,000	94,423

Avaya, Inc. 144A company guaranty notes 10.50%, 3/1/21	35,000	15,838

Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19	300,000	261,375

Cisco Systems, Inc. sr. unsec. unsub. notes 1.10%, 3/3/17	66,000	66,043

CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	40,000	41,700

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	204,000	222,864

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	22,000	25,797

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	173,000	180,449

Dynamic Risk Allocation Fund 53

	Principal
CORPORATE BONDS AND NOTES (26.1%)* cont.	amount	Value

Technology cont.

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. unsec.
notes 5.875%, 6/15/21	$10,000	$10,532

eBay, Inc. sr. unsec. unsub. notes 1.35%, 7/15/17	145,000	145,012

Fidelity National Information Services, Inc. sr. unsec. unsub. notes
5.00%, 10/15/25	25,000	27,075

First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	75,000	78,516

First Data Corp. 144A notes 5.75%, 1/15/24	65,000	65,813

First Data Corp. 144A sr. notes 5.375%, 8/15/23	55,000	56,925

Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	35,000	35,000

Infor Software Parent LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	105,000	105,263

Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	75,000	77,063

Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	10,000	10,475

Intel Corp. sr. unsec. unsub. notes 1.35%, 12/15/17	145,000	145,290

Iron Mountain, Inc. company guaranty sr. unsec. notes
6.00%, 8/15/23 R	60,000	63,600

Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
6.00%, 10/1/20 R	25,000	26,313

Jabil Circuit, Inc. sr. unsec. sub. notes 8.25%, 3/15/18	14,000	15,048

L-3 Communications Corp. company guaranty sr. unsec. bonds
3.85%, 12/15/26	20,000	19,987

Micron Technology, Inc. company guaranty sr. unsec. unsub. notes
5.875%, 2/15/22	55,000	56,925

Micron Technology, Inc. 144A sr. notes 7.50%, 9/15/23	30,000	33,150

Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	90,000	85,460

Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	120,000	113,890

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	60,000	60,150

Zebra Technologies Corp. sr. unsec. unsub. bonds 7.25%, 10/15/22	50,000	54,067

		2,232,898

Transportation (0.1%)

Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	70,000	66,500

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5.75%, 5/1/40	15,000	18,011

Penske Truck Leasing Co. Lp/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	16,000	15,412

United Airlines 2014-2 Class A Pass Through Trust sr. notes Ser. A,
3.75%, 9/3/26	23,558	23,646

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	135,000	138,375

		261,944

Utilities and power (1.3%)

AES Corp./Virginia (The) sr. unsec. notes 8.00%, 6/1/20	240,000	279,600

AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	140,000	136,850

AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	25,000	24,375

American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	65,000	66,780

54 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (26.1%)* cont.	amount	Value

Utilities and power cont.

Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	$10,000	$12,435

Boardwalk Pipelines LP company guaranty sr. unsec. unsub.
bonds 5.95%, 6/1/26	30,000	31,838

Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	110,000	105,050

Calpine Corp. 144A company guaranty sr. notes 6.00%, 1/15/22	50,000	52,125

Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	15,000	15,656

Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7.125%, 12/1/18	96,000	106,267

Dynegy, Inc. company guaranty sr. unsec. notes 7.375%, 11/1/22	5,000	4,750

Dynegy, Inc. company guaranty sr. unsec. notes 6.75%, 11/1/19	80,000	80,800

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	5,000	4,600

El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	20,000	24,278

Electricite de France (EDF) 144A jr. unsec. sub. FRN 5.625%,
perpetual maturity (France)	360,000	342,450

Emera US Finance LP 144A company guaranty sr. unsec. notes
3.55%, 6/15/26	35,000	34,344

Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	60,000	60,521

Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	105,000	107,625

Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	20,000	20,176

GenOn Americas Generation, LLC sr. unsec. notes 9.125%, 5/1/31	100,000	81,000

Hiland Partners Holdings, LLC/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. sub. notes 5.50%, 5/15/22	10,000	10,350

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	44,000	42,052

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	60,000	58,531

MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	20,000	26,521

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7.875%, 5/15/21	27,000	28,013

NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
6.625%, 1/15/27	65,000	60,125

NRG Energy, Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/15/26	45,000	43,988

Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	85,000	81,013

Puget Sound Energy, Inc. jr. unsec. sub. FRN Ser. A, 6.974%, 6/1/67	90,000	76,838

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.875%, 3/1/22	80,000	88,449

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.50%, 4/15/23	30,000	31,015

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	35,000	35,377

Southern Star Central Corp. 144A sr. unsec. notes 5.125%, 7/15/22	65,000	65,325

Texas Gas Transmission, LLC 144A sr. unsec. notes 4.50%, 2/1/21	46,000	47,344

		2,286,461

Total corporate bonds and notes (cost $45,574,664)		$45,147,717

Dynamic Risk Allocation Fund 55

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (13.7%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.4%)

Government National Mortgage Association Pass-Through Certificates
3.50%, TBA, 12/1/46	$4,000,000	$4,164,375

		4,164,375

U.S. Government Agency Mortgage Obligations (11.3%)

Federal National Mortgage Association Pass-Through Certificates

6.00%, TBA, 12/1/46	1,000,000	1,138,281

4.00%, TBA, 1/1/47	3,000,000	3,155,391

4.00%, TBA, 12/1/46	4,000,000	4,213,438

3.00%, TBA, 1/1/47	3,000,000	2,982,773

3.00%, TBA, 12/1/46	3,000,000	2,988,984

3.00%, TBA, 1/1/32	2,000,000	2,053,828

3.00%, TBA, 12/1/31	2,000,000	2,057,031

2.50%, TBA, 12/1/46	1,000,000	955,156

		19,544,882

Total U.S. government and agency mortgage obligations (cost $24,027,969)		$23,709,257

	Principal
COMMODITY LINKED NOTES (5.9%)*†††	amount	Value

Citigroup Global Markets Holdings Inc. sr. notes Ser. N, 1-month USD
LIBOR less 0.10%, 2017 (Indexed to the S&P GSCI™ 3 Month Forward Total
Return Index multiplied by 3)	$3,340,000	$3,274,837

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2017 (Indexed
to the S&P GSCI Total Return Index multiplied by 3) (United Kingdom)	2,551,000	3,178,715

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2017 (Indexed
to the S&P GSCI Commodity Index multiplied by 3) (United Kingdom)	2,292,000	3,714,035

Total Commodity linked notes (cost $8,183,000)		$10,167,587

	Principal
MORTGAGE-BACKED SECURITIES (3.0%)*	amount	Value

Agency collateralized mortgage obligations (0.2%)

Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt FRN Ser. 16-DNA3, Class M1, 1.692%, 12/25/28	$241,149	$241,824

Federal National Mortgage Association Connecticut Avenue
Securities FRB Ser. 14-C03, Class 2M1, 1.792%, 7/25/24	17,409	17,443

Government National Mortgage Association Ser. 15-H26, Class DI,
IO, 2.539%, 10/20/65	360,172	41,528

		300,795

Commercial mortgage-backed securities (2.0%)

Banc of America Merrill Lynch Commercial Mortgage, Inc. FRB
Ser. 05-1, Class AJ, 5.527%, 11/10/42	58,077	57,752

Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 06-PW11, Class AJ, 5.569%, 3/11/39	68,000	67,320

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D,
5.933%, 12/15/47	100,000	109,259

Citigroup Commercial Mortgage Trust

FRB Ser. 13-GC17, Class C, 5.259%, 11/10/46	62,000	65,468

Ser. 14-GC21, Class AS, 4.026%, 5/10/47	74,000	76,325

FRB Ser. 14-GC19, Class XA, IO, 1.419%, 3/10/47	1,490,820	92,595

56 Dynamic Risk Allocation Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.0%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

COMM Mortgage Trust

FRB Ser. 14-UBS6, Class C, 4.614%, 12/10/47	$135,000	$128,884

FRB Ser. 14-LC15, Class XA, IO, 1.53%, 4/10/47	1,617,739	97,226

FRB Ser. 14-CR16, Class XA, IO, 1.386%, 4/10/47	620,938	34,276

FRB Ser. 14-CR17, Class XA, IO, 1.325%, 5/10/47	1,019,188	56,259

FRB Ser. 14-UBS6, Class XA, IO, 1.202%, 12/10/47	1,470,395	80,578

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.486%, 3/10/44	63,303	62,211

GS Mortgage Securities Trust

FRB Ser. 13-GC12, Class C, 4.179%, 6/10/46	172,000	166,358

FRB Ser. 14-GC22, Class XA, IO, 1.205%, 6/10/47	2,077,930	112,383

GS Mortgage Securities Trust 144A FRB Ser. 10-C1, Class D,
6.21%, 8/10/43	158,403	160,985

JPMorgan Chase Commercial Mortgage Securities Trust

FRB Ser. 06-LDP7, Class B, 6.115%, 4/17/45	118,000	21,559

FRB Ser. 05-LDP5, Class F, 5.717%, 12/15/44	83,000	83,000

Ser. 04-LN2, Class A2, 5.115%, 7/15/41	3,735	3,740

JPMorgan Chase Commercial Mortgage Securities Trust 144A

FRB Ser. 10-C1, Class D, 6.34%, 6/15/43	142,000	125,136

FRB Ser. 11-C3, Class E, 5.801%, 2/15/46	240,000	243,288

LB-UBS Commercial Mortgage Trust

Ser. 07-C6, Class A4, 5.858%, 7/15/40	38,234	38,547

Ser. 06-C6, Class D, 5.502%, 9/15/39	125,000	27,294

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.383%, 4/20/48	123,000	107,342

Morgan Stanley Bank of America Merrill Lynch Trust

Ser. 12-C5, Class AS, 3.792%, 8/15/45	41,000	42,829

FRB Ser. 14-C17, Class XA, IO, 1.413%, 8/15/47	741,497	42,614

FRB Ser. 13-C12, Class XA, IO, 1.09%, 10/15/46	834,717	29,040

Morgan Stanley Capital I Trust

Ser. 06-HQ9, Class C, 5.842%, 7/12/44	117,000	116,793

FRB Ser. 07-T27, Class AJ, 5.823%, 6/11/42	47,000	47,353

FRB Ser. 06-HQ8, Class AJ, 5.589%, 3/12/44	21,998	21,998

FRB Ser. 06-HQ8, Class D, 5.589%, 3/12/44	125,000	49,904

Ser. 07-HQ11, Class AJ, 5.508%, 2/12/44	50,000	49,155

Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D,
5.327%, 7/15/49	90,000	92,502

UBS-Barclays Commercial Mortgage Trust 144A

FRB Ser. 12-C3, Class C, 5.123%, 8/10/49	50,000	52,130

FRB Ser. 12-C2, Class D, 5.043%, 5/10/63	48,000	46,982

FRB Ser. 13-C6, Class D, 4.491%, 4/10/46	65,000	58,526

Wachovia Bank Commercial Mortgage Trust FRB Ser. 05-C21,
Class D, 5.465%, 10/15/44	56,000	55,471

Wells Fargo Commercial Mortgage Trust FRB Ser. 13-LC12, Class C,
4.432%, 7/15/46	45,000	45,495

WF-RBS Commercial Mortgage Trust

Ser. 14-C19, Class C, 4.646%, 3/15/47	23,000	23,193

Ser. 13-C18, Class AS, 4.387%, 12/15/46	63,000	67,670

Ser. 13-UBS1, Class AS, 4.306%, 3/15/46	48,000	51,324

Dynamic Risk Allocation Fund 57

	Principal
MORTGAGE-BACKED SECURITIES (3.0%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

WF-RBS Commercial Mortgage Trust

FRB Ser. 13-C17, Class XA, IO, 1.694%, 12/15/46	$1,414,575	$81,621

FRB Ser. 14-C19, Class XA, IO, 1.404%, 3/15/47	1,134,677	66,129

FRB Ser. 14-C22, Class XA, IO, 1.085%, 9/15/57	1,193,901	57,880

WF-RBS Commercial Mortgage Trust 144A

FRB Ser. 11-C3, Class D, 5.813%, 3/15/44	47,000	47,884

FRB Ser. 11-C2, Class D, 5.788%, 2/15/44	45,000	46,251

FRB Ser. 13-C16, Class D, 5.148%, 9/15/46	50,000	46,375

FRB Ser. 12-C9, Class XA, IO, 2.264%, 11/15/45	872,975	69,943

FRB Ser. 12-C10, Class XA, IO, 2.077%, 12/15/45	1,494,248	108,766

FRB Ser. 11-C5, Class XA, IO, 1.934%, 11/15/44	721,281	51,961

FRB Ser. 13-C12, Class XA, IO, 1.523%, 3/15/48	152,012	8,481

		3,496,055

Residential mortgage-backed securities (non-agency) (0.8%)

Countrywide Alternative Loan Trust

FRB Ser. 06-OA7, Class 1A2, 1.482%, 6/25/46 F	314,154	267,031

FRB Ser. 07-OH1, Class A1D, 0.802%, 4/25/47	40,297	30,406

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.492%, 10/25/28	320,000	345,651

Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.292%, 4/25/28	120,000	130,167

Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
6.142%, 4/25/28	10,000	10,818

Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2,
5.892%, 10/25/28	50,000	53,445

Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
5.592%, 7/25/25	78,500	83,318

Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2,
5.042%, 1/25/29	90,000	91,349

GSAA Trust FRB Ser. 07-6, Class 1A1, 0.712%, 5/25/47	47,169	35,677

Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.598%, 8/26/47	80,000	60,400

WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 04-AR12,
Class A2B, 1.044%, 10/25/44	305,112	283,571

		1,391,833

Total mortgage-backed securities (cost $5,517,329)		$5,188,683

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.9%)*	amount/units	Value

Argentina (Republic of) 144A sr. unsec. bonds 7.125%,
7/6/36 (Argentina)	$150,000	$138,661

Argentina (Republic of) 144A sr. unsec. notes 7.50%,
4/22/26 (Argentina)	150,000	151,710

Buenos Aires (Province of) 144A sr. unsec. notes 9.125%,
3/16/24 (Argentina)	150,000	158,043

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)	350,000	389,375

Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)	600,000	634,500

Total foreign government and agency bonds and notes (cost $1,406,143)		$1,472,289

58 Dynamic Risk Allocation Fund

INVESTMENT COMPANIES (0.5%)*	Shares	Value

iShares MSCI India ETF (India)	35,350	$951,976

Total investment companies (cost $1,016,373)		$951,976

	Expiration
PURCHASED OPTIONS	date/strike	Contract
OUTSTANDING (0.4%)*	price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Nov-17/$186.00	$31,053	$169,182

SPDR S&P 500 ETF Trust (Put)	Oct-17/183.00	32,240	146,557

SPDR S&P 500 ETF Trust (Put)	Sep-17/180.00	32,150	117,944

SPDR S&P 500 ETF Trust (Put)	Aug-17/183.00	32,045	107,951

SPDR S&P 500 ETF Trust (Put)	Jul-17/180.00	31,847	83,719

SPDR S&P 500 ETF Trust (Put)	Jun-17/175.00	33,878	59,868

USD/JPY (Call)	May-17/JPY 111.00	1,027,200	47,929

Total purchased options outstanding (cost $1,217,172)			$733,150

	Principal
SENIOR LOANS (0.3%)* c	amount	Value

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.25%, 3/1/17 (In default) †	$140,187	$154,206

Caesars Growth Properties Holdings, LLC bank term loan FRN
6.25%, 5/8/21	134,656	134,656

CPG International, Inc. bank term loan FRN Ser. B, 4.75%, 9/30/20	9,974	9,999

Getty Images, Inc. bank term loan FRN Ser. B, 4.75%, 10/18/19	59,079	50,971

MEG Energy Corp. bank term loan FRN Ser. B, 3.75%, 3/31/20	29,843	27,829

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4.25%, 10/25/20	72,938	66,090

Revlon Consumer Products Corp. bank term loan FRN Ser. B,
4.25%, 9/7/23	65,000	65,054

Total senior loans (cost $499,573)		$508,805

	Expiration	Strike
WARRANTS (0.2%)* †	date	price	Warrants	Value

China State Construction Engineering Corp., Ltd.
144A (China)	12/10/17	$0.00	83,000	$132,810

Halcon Resources Corp.	9/9/20	14.04	844	2,102

Seventy Seven Energy, Inc.	8/1/21	23.82	431	3,017

Shanghai Automotive Co. (China)	3/2/17	0.00	35,900	131,569

Zhengzhou Yutong Bus Co., Ltd. 144A (China)	7/24/17	0.00	8,100	24,781

Total warrants (cost $244,563)				$294,279

	Principal
ASSET-BACKED SECURITIES (0.2%)*	amount	Value

Station Place Securitization Trust FRB Ser. 16-1, Class A, 1.592%,
2/25/17 (acquired 2/4/16, cost $292,000) ΔΔ	$292,000	$292,000

Total asset-backed securities (cost $292,000)		$292,000

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

EPR Properties Ser. C, $1.438 cv. pfd. R	1,550	$43,594

Total convertible preferred stocks (cost $34,286)		$43,594

Dynamic Risk Allocation Fund 59

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value

Navistar International Corp. cv. sr. unsec. sub. bonds
4.50%, 10/15/18	$24,000	$23,340

SandRidge Energy, Inc. cv. company guaranty sr. unsec. sub. notes
zero %, 10/4/20	13,554	16,494

Total convertible bonds and notes (cost $33,908)		$39,834

	Principal amount/
SHORT-TERM INVESTMENTS (22.8%)*		shares	Value

Putnam Cash Collateral Pool, LLC 0.73% [d]	Shares	164,930	$164,930

Putnam Short Term Investment Fund 0.51% L	Shares	28,960,497	28,960,497

State Street Institutional U.S. Government Money Market
Fund, Premier Class 0.28% P	Shares	671,000	671,000

U.S. Treasury Bills 0.447%, 2/16/17 Δ§		$5,766,000	5,760,488

U.S. Treasury Bills 0.442%, 2/9/17 Δ		58,000	57,951

U.S. Treasury Bills 0.326%, 1/19/17 # §		3,600,000	3,598,351

U.S. Treasury Bills 0.321%, 1/12/17 #		320,000	319,883

Total short-term investments (cost $39,533,251)			$39,533,100

TOTAL INVESTMENTS

Total investments (cost $194,952,943)			$200,281,920

Key to holding’s currency abbreviations

CAD	Canadian Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
IO	Interest Only
MTN	Medium Term Notes
PJSC	Public Joint Stock Company
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2016 through November 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $173,164,047.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

60 Dynamic Risk Allocation Fund

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $292,000, or 0.2% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $111,751,518 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

Dynamic Risk Allocation Fund 61

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	78.7%	Switzerland	0.7%

United Kingdom	5.7	Brazil	0.6

Japan	2.0	Australia	0.5

France	1.8	Netherlands	0.5

China	1.3	India	0.5

Canada	1.2	Other	4.7

Germany	0.9	Total	100.0%

South Korea	0.9

FORWARD CURRENCY CONTRACTS at 11/30/16 (aggregate face value $47,437,302) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N. A.
	Australian Dollar	Buy	1/18/17	$130,849	$135,626	$(4,777)

	British Pound	Buy	12/21/16	260,147	259,357	790

	British Pound	Sell	12/21/16	260,147	270,473	10,326

	Chinese Yuan	Sell	2/16/17	510,592	513,218	2,626

	Euro	Buy	12/21/16	75,430	95,316	(19,886)

	Hong Kong Dollar	Sell	2/16/17	692,581	692,945	364

	Japanese Yen	Sell	2/16/17	240,213	251,702	11,489

	New Zealand Dollar	Sell	1/18/17	257,530	254,952	(2,578)

	Norwegian Krone	Sell	12/21/16	144,194	150,301	6,107

	Swedish Krona	Buy	12/21/16	761,668	777,982	(16,314)

	Swedish Krona	Sell	12/21/16	761,668	788,458	26,790

Barclays Bank PLC
	Australian Dollar	Buy	1/18/17	126,645	131,279	(4,634)

	British Pound	Sell	12/21/16	221,713	235,139	13,426

	Canadian Dollar	Sell	1/18/17	129,753	127,690	(2,063)

	Euro	Buy	12/21/16	3,405,308	3,587,213	(181,905)

	Euro	Sell	12/21/16	3,405,308	3,500,840	95,532

	Swedish Krona	Buy	12/21/16	511,231	522,139	(10,908)

	Swedish Krona	Sell	12/21/16	511,231	527,653	16,422

Citibank, N.A.
	Australian Dollar	Buy	1/18/17	362,380	369,951	(7,571)

	British Pound	Sell	12/21/16	51,954	48,794	(3,160)

	Canadian Dollar	Buy	1/18/17	232,768	233,783	(1,015)

	Chinese Yuan	Sell	2/16/17	254,456	257,259	2,803

	Danish Krone	Sell	12/21/16	189,500	199,823	10,323

	Euro	Buy	12/21/16	251,117	264,142	(13,025)

	New Zealand Dollar	Sell	1/18/17	46,669	38,228	(8,441)

	Swedish Krona	Buy	12/21/16	247,485	255,405	(7,920)

	Swedish Krona	Sell	12/21/16	247,485	266,557	19,072

Credit Suisse International
	Canadian Dollar	Buy	1/18/17	513,206	517,288	(4,082)

	Canadian Dollar	Sell	1/18/17	516,484	516,383	(101)

	Euro	Buy	12/21/16	238,068	248,370	(10,302)

62 Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 11/30/16 (aggregate face value $47,437,302) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Hong Kong Dollar	Sell	2/16/17	$259,395	$259,494	$99

	New Zealand Dollar	Buy	1/18/17	1,273	1,303	(30)

	New Zealand Dollar	Sell	1/18/17	1,273	1,279	6

	Swedish Krona	Buy	12/21/16	332,125	355,790	(23,665)

	Swedish Krona	Sell	12/21/16	332,125	357,707	25,582

Goldman Sachs International
	Australian Dollar	Buy	1/18/17	403,391	418,196	(14,805)

	British Pound	Buy	12/21/16	260,147	259,256	891

	British Pound	Sell	12/21/16	260,147	273,642	13,495

	Canadian Dollar	Buy	1/18/17	3,129	5,102	(1,973)

	Euro	Buy	12/21/16	251,647	284,383	(32,736)

	New Taiwan Dollar	Sell	2/16/17	257,506	257,114	(392)

	New Zealand Dollar	Sell	1/18/17	484,796	493,621	8,825

	Norwegian Krone	Sell	12/21/16	258,479	255,755	(2,724)

	Russian Ruble	Buy	12/21/16	269,094	259,502	9,592

	Russian Ruble	Sell	12/21/16	269,094	272,592	3,498

	South Korean Won	Sell	2/16/17	253,047	252,879	(168)

	Swedish Krona	Buy	12/21/16	709,388	741,975	(32,587)

	Swedish Krona	Sell	12/21/16	709,388	764,200	54,812

HSBC Bank USA, National Association
	Australian Dollar	Buy	1/18/17	10,474	10,859	(385)

	Australian Dollar	Sell	1/18/17	10,474	10,832	358

	British Pound	Buy	12/21/16	488,745	518,178	(29,433)

	British Pound	Sell	12/21/16	488,745	476,987	(11,758)

	Euro	Buy	12/21/16	458,525	483,515	(24,990)

	Euro	Sell	12/21/16	458,525	470,382	11,857

	Hong Kong Dollar	Sell	2/16/17	260,440	260,542	102

	Swedish Krona	Buy	12/21/16	253,781	265,457	(11,676)

	Swedish Krona	Sell	12/21/16	253,781	261,857	8,076

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/18/17	485,927	500,008	(14,081)

	British Pound	Buy	12/21/16	751,772	738,585	13,187

	British Pound	Buy	12/21/16	(721,601)	(765,615)	44,014

	Canadian Dollar	Buy	1/18/17	822,023	840,196	(18,173)

	Chinese Yuan	Sell	2/16/17	256,122	255,969	(153)

	Euro	Buy	12/21/16	7,424,990	7,748,114	(323,124)

	Hong Kong Dollar	Sell	2/16/17	265,910	266,014	104

	Japanese Yen	Buy	2/16/17	4,464,700	4,868,850	(404,150)

	New Taiwan Dollar	Sell	2/16/17	257,506	255,565	(1,941)

	New Zealand Dollar	Sell	1/18/17	762,337	748,785	(13,552)

	Norwegian Krone	Sell	12/21/16	865,432	902,022	36,590

	Russian Ruble	Buy	12/21/16	276,756	266,902	9,854

	Russian Ruble	Sell	12/21/16	276,756	277,622	866

	Singapore Dollar	Sell	2/16/17	70,747	73,051	2,304

	South Korean Won	Sell	2/16/17	253,047	253,986	939

Dynamic Risk Allocation Fund 63

FORWARD CURRENCY CONTRACTS at 11/30/16 (aggregate face value $47,437,302) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A. cont.
	Swedish Krona	Sell	12/21/16	$89,211	$124,929	$35,718

	Swiss Franc	Sell	12/21/16	401,356	416,003	14,647

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	1/18/17	737,890	765,384	(27,494)

	British Pound	Buy	12/21/16	49,075	48,992	83

	British Pound	Sell	12/21/16	49,075	52,068	2,993

	Euro	Buy	12/21/16	247,828	264,897	(17,069)

	New Zealand Dollar	Sell	1/18/17	7,495	3,982	(3,513)

	Norwegian Krone	Buy	12/21/16	30,800	31,348	(548)

	Norwegian Krone	Sell	12/21/16	30,800	31,809	1,009

	Swedish Krona	Buy	12/21/16	756,110	785,945	(29,835)

	Swedish Krona	Sell	12/21/16	756,110	779,879	23,769

State Street Bank and Trust Co.
	Australian Dollar	Buy	1/18/17	117,278	121,589	(4,311)

	British Pound	Sell	12/21/16	110,544	117,320	6,776

	Euro	Sell	12/21/16	672,405	669,105	(3,300)

	Israeli Shekel	Buy	1/18/17	6,847	6,978	(131)

	Japanese Yen	Buy	2/16/17	238,466	250,673	(12,207)

	New Zealand Dollar	Sell	1/18/17	258,096	259,278	1,182

	Swedish Krona	Buy	12/21/16	89,211	92,059	(2,848)

	Swedish Krona	Sell	12/21/16	89,211	96,236	7,025

WestPac Banking Corp.
	Australian Dollar	Buy	1/18/17	145,085	154,599	(9,514)

	Canadian Dollar	Buy	1/18/17	101,896	102,533	(637)

	Canadian Dollar	Sell	1/18/17	101,896	104,247	2,351

	Euro	Buy	12/21/16	296,418	312,656	(16,238)

	Euro	Sell	12/21/16	296,418	304,074	7,656

Total						$(824,493)

FUTURES CONTRACTS OUTSTANDING at 11/30/16 (Unaudited)
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Bobl 5 yr (Long)	33	$4,596,770	Dec-16	$(15,401)

Euro-Bund 10 yr (Long)	36	6,145,178	Dec-16	(155,840)

Euro-Buxl 30 yr (Long)	17	3,159,539	Dec-16	(280,502)

Euro-Schatz 2 yr (Long)	24	2,856,380	Dec-16	5,600

Japanese Government Bond
10 yr (Long)	15	19,740,396	Dec-16	(144,808)

Russell 2000 Index Mini (Long)	47	6,214,810	Dec-16	364,062

Russell 2000 Index Mini (Short)	28	3,702,440	Dec-16	(313,964)

S&P 500 Index E-Mini (Long)	123	13,522,620	Dec-16	116,058

S&P 500 Index E-Mini (Short)	30	3,298,200	Dec-16	(124,247)

U.K. Gilt 10 yr (Long)	29	4,475,729	Mar-17	(8,241)

U.S. Treasury Bond 30 yr (Long)	9	1,361,531	Mar-17	(1,635)

64 Dynamic Risk Allocation Fund

FUTURES CONTRACTS OUTSTANDING at 11/30/16 (Unaudited) cont.

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond Ultra 30 yr (Long)	11	$1,775,469	Mar-17	$(1,991)

U.S. Treasury Note 2 yr (Long)	25	5,420,313	Mar-17	1,122

U.S. Treasury Note 5 yr (Long)	47	5,538,656	Mar-17	641

U.S. Treasury Note 10 yr (Long)	43	5,354,172	Mar-17	(1,429)

U.S. Treasury Note 10 yr (Short)	158	19,673,469	Mar-17	4,623

Total				$(555,952)

WRITTEN OPTIONS OUTSTANDING at 11/30/16 (premiums $36,823) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Dec-16/$223.50	$29,096	$10,918

SPDR S&P 500 ETF Trust (Call)	Dec-16/218.00	29,236	74,489

USD/JPY (Call)	May-17/JPY 118.00	1,027,200	19,517

Total			$104,924

TBA SALE COMMITMENTS OUTSTANDING at 11/30/16 (proceeds receivable $9,296,563) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4.00%, 12/1/46	$4,000,000	12/13/16	$4,213,438

Federal National Mortgage Association, 3.00%, 12/1/46	3,000,000	12/13/16	2,988,984

Federal National Mortgage Association, 3.00%, 12/1/31	2,000,000	12/19/16	2,057,031

Total			$9,259,453

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/16 (Unaudited)

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$1,317,000 E	$(2,247)	12/21/21	1.25%	3 month USD-	$34,074
				LIBOR-BBA

9,292,900 E	17,963	12/21/21	3 month USD-	1.25%	(238,317)
			LIBOR-BBA

8,235,800 E	(11,153)	12/21/18	1.015%	3 month USD-	42,545
				LIBOR-BBA

3,818,400 E	6,977	12/21/18	3 month USD-	1.015%	(17,919)
			LIBOR-BBA

13,300,600 E	37,849	12/21/26	1.60%	3 month USD-	779,837
				LIBOR-BBA

46,779,100 E	(123,668)	12/21/26	3 month USD-	1.60%	(2,733,290)
			LIBOR-BBA

862,000 E	901	12/21/46	1.90%	3 month USD-	111,215
				LIBOR-BBA

1,141,600 E	(1,159)	12/21/46	3 month USD-	1.90%	(147,256)
			LIBOR-BBA

491,000	(7)	9/23/26	1.542%	3 month USD-	28,014
				LIBOR-BBA

79,600	(1)	10/6/26	1.52%	3 month USD-	4,749
				LIBOR-BBA

Dynamic Risk Allocation Fund 65

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/16 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$79,600	$(1)	10/6/26	1.52236%	3 month USD-	$4,731
				LIBOR-BBA

114,000	(2)	11/10/26	1.68861%	3 month USD-	5,208
				LIBOR-BBA

63,600	(1)	11/14/26	1.98883%	3 month USD-	1,163
				LIBOR-BBA

63,600	(1)	11/14/26	1.98491%	3 month USD-	1,186
				LIBOR-BBA

63,600	(1)	11/14/26	1.998%	3 month USD-	1,109
				LIBOR-BBA

63,600	(1)	11/14/26	1.98574%	3 month USD-	1,181
				LIBOR-BBA

63,600	(1)	11/14/26	1.98833%	3 month USD-	1,166
				LIBOR-BBA

29,000	—	11/18/26	2.14239%	3 month USD-	125
				LIBOR-BBA

33,000	—	11/21/26	2.136%	3 month USD-	167
				LIBOR-BBA

12,000	—	11/22/26	2.1905%	3 month USD-	1
				LIBOR-BBA

168,000	(2)	11/23/26	2.175%	3 month USD-	265
				LIBOR-BBA

200,000	(1)	11/23/18	1.283%	3 month USD-	114
				LIBOR-BBA

1,700,000	(14)	11/23/21	1.775%	3 month USD-	1,841
				LIBOR-BBA

1,400,000	(19)	11/23/26	3 month USD-	2.161%	(4,046)
			LIBOR-BBA

800,000	(27)	11/23/46	3 month USD-	2.439%	(4,991)
			LIBOR-BBA

100,000	(3)	11/23/46	2.437%	3 month USD-	662
				LIBOR-BBA

152,500	(2)	12/1/26	2.17%	3 month USD-	371
				LIBOR-BBA

80,500	(3)	12/1/46	3 month USD-	2.42534%	(778)
			LIBOR-BBA

Total	$(74,624)				$(2,126,873)

E Extended effective date.

66 Dynamic Risk Allocation Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/16 (Unaudited)

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.

	$3,800,000	$—	9/21/21	(2.305%)	USA Non Revised	$(264,081)
					Consumer Price
					Index-Urban (CPI-U)

	4,000,000	—	6/10/24	(2.50%)	USA Non Revised	(284,324)
					Consumer Price
					Index-Urban (CPI-U)

	2,100,000	—	5/6/26	(1.88%)	USA Non Revised	80,199
					Consumer Price
					Index-Urban (CPI-U)

	2,000,000	—	7/8/26	(1.76)	USA Non Revised	99,700
					Consumer Price
					Index-Urban (CPI-U)

baskets	159,874	—	11/17/17	(3 month USD-	A basket (MLFCF10) of	330,801
				LIBOR-BBA plus	common stocks
				0.10%)

units	3,884	—	8/2/17	3 month USD-	Russell 1000 Total	(1,314,442)
				LIBOR-BBA minus	Return Index
				0.07%

Barclays Bank PLC

	$2,036,157	—	1/12/41	4.00% (1 month	Synthetic TRS Index	26,766
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	3,700,000	—	5/8/23	(2.59%)	USA Non Revised	(348,189)
					Consumer Price
					Index-Urban (CPI-U)

	3,600,000	—	7/19/23	(2.569%)	USA Non Revised	(299,066)
					Consumer Price
					Index-Urban (CPI-U)

	67,542	—	1/12/43	3.50% (1 month	Synthetic TRS Index	839
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

Citibank, N.A.

	1,300,000	—	8/7/22	2.515%	USA Non Revised	115,388
					Consumer Price
					Index-Urban (CPI-U)

	1,500,000	—	4/7/26	(1.858%)	USA Non Revised	56,115
					Consumer Price
					Index-Urban (CPI-U)

baskets	54	—	12/16/16	(3 month USD-	A basket (CGPUTQL2)	249,092
				LIBOR-BBA plus	of common stocks
				0.37%)

units	1,171	—	11/27/17	3 month USD-	Russell 1000 Total	19,290
				LIBOR-BBA plus	Return Index
				0.09%

Dynamic Risk Allocation Fund 67

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/16 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International

$2,600,000	$—	1/9/23	(2.76%)	USA Non Revised	$(296,790)
				Consumer Price
				Index-Urban (CPI-U)

3,400,000	—	8/7/22	(2.515%)	USA Non Revised	(297,772)
				Consumer Price
				Index-Urban (CPI-U)

1,600,000	—	8/8/22	(2.5325%)	USA Non Revised	(143,098)
				Consumer Price
				Index-Urban (CPI-U)

700,000	—	9/10/22	(2.5925%)	USA Non Revised	(64,701)
				Consumer Price
				Index-Urban (CPI-U)

3,300,000	—	2/8/23	(2.81%)	USA Non Revised	(382,790)
				Consumer Price
				Index-Urban (CPI-U)

6,900,000	—	7/19/23	(2.57%)	USA Non Revised	(571,983)
				Consumer Price
				Index-Urban (CPI-U)

183,550	—	1/12/45	3.50% (1 month	Synthetic TRS Index	2,997
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

Goldman Sachs International

9,000,000	—	11/3/26	(2.0413%)	USA Non Revised	216,630
				Consumer Price
				Index-Urban (CPI-U)

JPMorgan Chase Bank N.A.

10,900,000	—	8/7/22	(2.515%)	USA Non Revised	(968,247)
				Consumer Price
				Index-Urban (CPI-U)

1,400,000	—	8/7/25	(1.92%)	USA Non Revised	22,148
				Consumer Price
				Index-Urban (CPI-U)

Total	$—				$(4,015,518)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/16 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt *	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclays Bank PLC

EM Series 26 Index	BBB–/P	$12,640	$200,000	12/20/21	100 bp	$(1,949)

EM Series 26 Index	BBB–/P	781,837	11,600,000	12/20/21	100 bp	(59,484)

Credit Suisse International

CMBX NA A Index	A/P	1,040	25,000	1/17/47	200 bp	118

CMBX NA A Index	A/P	2,554	65,000	1/17/47	200 bp	157

CMBX NA A Index	A/P	3,681	100,000	1/17/47	200 bp	(6)

CMBX NA BB Index	—	(3,530)	200,000	5/11/63	(500 bp)	24,703

CMBX NA BBB– Index	BBB–/P	5,287	108,000	5/11/63	300 bp	(2,727)

68 Dynamic Risk Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/16 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt *	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.

CMBX NA BBB– Index	BBB–/P	$11,136	$227,000	5/11/63	300 bp	$(5,707)

CMBX NA BBB– Index	BBB–/P	3,218	49,000	1/17/47	300 bp	(604)

CMBX NA BBB– Index	BBB–/P	44,645	604,000	1/17/47	300 bp	(2,467)

Goldman Sachs International

CMBX NA BB Index	—	(5,933)	58,000	5/11/63	(500 bp)	2,254

CMBX NA BB Index	—	(303)	2,000	1/17/47	(500 bp)	(10)

CMBX NA BBB– Index	BBB–/P	469	9,000	5/11/63	300 bp	(198)

CMBX NA BBB– Index	BBB–/P	8,253	88,000	5/11/63	300 bp	1,724

CMBX NA BBB– Index	BBB–/P	222	3,000	1/17/47	300 bp	(12)

CMBX NA BBB– Index	BBB–/P	684	8,000	1/17/47	300 bp	60

CMBX NA BBB– Index	BBB–/P	1,255	18,000	1/17/47	300 bp	(149)

CMBX NA BBB– Index	BBB–/P	4,259	50,000	1/17/47	300 bp	359

CMBX NA BBB– Index	BBB–/P	5,907	75,000	1/17/47	300 bp	57

CMBX NA BBB– Index	BBB–/P	7,472	86,000	1/17/47	300 bp	764

JPMorgan Securities LLC

CMBX NA BB Index	—	(719)	5,000	5/11/63	(500 bp)	(11)

CMBX NA BB Index	—	(1,828)	13,000	5/11/63	(500 bp)	(1,643)

CMBX NA BBB– Index	BBB–/P	2,600	47,000	5/11/63	300 bp	(888)

CMBX NA BBB– Index	BBB–/P	4,862	62,000	5/11/63	300 bp	262

CMBX NA BBB– Index	BBB–/P	29,536	350,000	5/11/63	300 bp	3,566

CMBX NA BBB– Index	BBB–/P	443	8,000	1/17/47	300 bp	(181)

CMBX NA BBB– Index	BBB–/P	340	13,000	1/17/47	300 bp	(674)

CMBX NA BBB– Index	BBB–/P	5,289	40,000	1/17/47	300 bp	2,169

Total		$925,316				$(40,517)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at November 30, 2016. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Dynamic Risk Allocation Fund 69

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/16 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt *	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 27 Index	B+/P	$(130,147)	$3,757,000	12/20/21	500 bp	$81,895

NA HY Series 27 Index	B+/P	70,125	1,988,000	12/20/21	500 bp	(42,076)

NA IG Series 27 Index	BBB+/P	(48,980)	4,650,000	12/20/21	100 bp	20,201

Total		$(109,002)				$60,020

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at November 30, 2016. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

70 Dynamic Risk Allocation Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$2,096,362	$1,109,692	$—

Capital goods	4,357,648	376,500	—

Communication services	2,915,976	446,580	—

Conglomerates	—	217,457	—

Consumer cyclicals	7,185,597	1,742,761	506

Consumer staples	5,563,949	1,305,788	—

Energy	3,056,193	995,574	—

Financials	16,564,155	2,622,054	—

Health care	6,379,631	1,385,840	—

Technology	8,866,495	205,221	—

Transportation	1,618,288	417,832	—

Utilities and power	2,268,598	500,952	—

Total common stocks	60,872,892	11,326,251	506

Asset-backed securities	—	292,000	—

Commodity linked notes	—	10,167,587	—

Convertible bonds and notes	—	39,834	—

Convertible preferred stocks	—	43,594	—

Corporate bonds and notes	—	45,041,842	105,875

Foreign government and agency bonds and notes	—	1,472,289	—

Investment companies	951,976	—	—

Mortgage-backed securities	—	5,188,683	—

Purchased options outstanding	—	733,150	—

Senior loans	—	508,805	—

U.S. government and agency mortgage obligations	—	23,709,257	—

Warrants	2,102	292,177	—

Short-term investments	29,631,497	9,901,603	—

Totals by level	$91,458,467	$108,717,072	$106,381

Dynamic Risk Allocation Fund 71

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(824,493)	$—

Futures contracts	(555,952)	—	—

Written options outstanding	—	(104,924)	—

TBA sale commitments	—	(9,259,453)	—

Interest rate swap contracts	—	(2,052,249)	—

Total return swap contracts	—	(4,015,518)	—

Credit default contracts	—	(796,811)	—

Totals by level	$(555,952)	$(17,053,448)	$—

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

72 Dynamic Risk Allocation Fund

Statement of assets and liabilities 11/30/16 (Unaudited)

ASSETS

Investment in securities, at value, including $160,118 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $165,827,516)	$171,156,493
Affiliated issuers (identified cost $29,125,427) (Notes 1 and 5)	29,125,427

Foreign currency (cost $22,964) (Note 1)	22,681

Dividends, interest and other receivables	1,018,877

Receivable for shares of the fund sold	976,402

Receivable for investments sold	3,005,055

Receivable for sales of delayed delivery securities (Note 1)	6,211,122

Receivable for variation margin (Note 1)	1,489,873

Unrealized appreciation on forward currency contracts (Note 1)	564,330

Unrealized appreciation on OTC swap contracts (Note 1)	1,256,158

Premium paid on OTC swap contracts (Note 1)	12,313

Prepaid assets	59,452

Total assets	214,898,183

LIABILITIES

Payable to custodian	13,706

Payable for investments purchased	857,724

Payable for purchases of delayed delivery securities (Note 1)	20,966,723

Payable for shares of the fund repurchased	30,907

Payable for compensation of Manager (Note 2)	35,546

Payable for custodian fees (Note 2)	72,862

Payable for investor servicing fees (Note 2)	31,297

Payable for Trustee compensation and expenses (Note 2)	17,848

Payable for administrative services (Note 2)	659

Payable for distribution fees (Note 2)	17,621

Payable for variation margin (Note 1)	1,791,391

Unrealized depreciation on OTC swap contracts (Note 1)	5,312,193

Premium received on OTC swap contracts (Note 1)	937,629

Unrealized depreciation on forward currency contracts (Note 1)	1,388,823

Written options outstanding, at value (premiums $36,823) (Notes 1 and 3)	104,924

TBA sale commitments, at value (proceeds receivable $9,296,563) (Note 1)	9,259,453

Collateral on securities loaned, at value (Note 1)	164,930

Collateral on certain derivative contracts, at value (Note 1)	671,000

Other accrued expenses	58,900

Total liabilities	41,734,136

Net assets	$173,164,047

(Continued on next page)

Dynamic Risk Allocation Fund 73

Statement of assets and liabilities cont.

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$177,362,987

Undistributed net investment income (Note 1)	5,075,569

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(7,061,867)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(2,212,642)

Total — Representing net assets applicable to capital shares outstanding	$173,164,047

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($19,455,865 divided by 1,855,683 shares)	$10.48

Offering price per class A share (100/94.25 of $10.48)*	$11.12

Net asset value and offering price per class B share ($2,687,587 divided by 262,267 shares)**	$10.25

Net asset value and offering price per class C share ($8,242,627 divided by 803,709 shares)**	$10.26

Net asset value and redemption price per class M share ($269,588 divided by 25,801 shares)	$10.45

Offering price per class M share (100/96.50 of $10.45)*	$10.83

Net asset value, offering price and redemption price per class R share
($71,026 divided by 6,828 shares)	$10.40

Net asset value, offering price and redemption price per class R6 share
($96,068,590 divided by 9,161,028 shares)	$10.49

Net asset value, offering price and redemption price per class Y share
($46,368,764 divided by 4,406,444 shares)	$10.52

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

74 Dynamic Risk Allocation Fund

Statement of operations Six months ended 11/30/16 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $80,328 from investments in affiliated issuers) (Note 5)	$1,427,700

Dividends (net of foreign taxes paid and refunded of $15,830)	923,949

Securities lending (net of expenses) (Notes 1 and 5)	3,780

Total investment income	2,355,429

EXPENSES

Compensation of Manager (Note 2)	643,299

Investor servicing fees (Note 2)	97,135

Custodian fees (Note 2)	74,869

Trustee compensation and expenses (Note 2)	5,046

Distribution fees (Note 2)	87,494

Administrative services (Note 2)	1,991

Other	113,136

Fees waived and reimbursed by Manager (Note 2)	(216,876)

Total expenses	806,094

Expense reduction (Note 2)	(291)

Net expenses	805,803

Net investment income	1,549,626

Net realized gain on investments (Notes 1 and 3)	3,600,341

Net increase from payments by affiliates (Note 2)	1,227

Net realized gain on swap contracts (Note 1)	1,607,488

Net realized gain on futures contracts (Note 1)	1,174,688

Net realized gain on foreign currency transactions (Note 1)	407,067

Net realized loss on written options (Notes 1 and 3)	(81,203)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(616,467)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	(3,888,539)

Net gain on investments	2,204,602

Net increase in net assets resulting from operations	$3,754,228

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund 75

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 11/30/16*	Year ended 5/31/16

Operations

Net investment income	$1,549,626	$3,206,666

Net realized gain (loss) on investments
and foreign currency transactions	6,709,608	(12,490,899)

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(4,505,006)	(2,173,716)

Net increase (decrease) in net assets resulting
from operations	3,754,228	(11,457,949)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(74,916)

Class R5	—	(74)

Class R6	—	(795,984)

Class Y	—	(179,166)

From net realized long-term gain on investments
Class A	—	(465,387)

Class B	—	(66,529)

Class C	—	(240,843)

Class M	—	(4,874)

Class R	—	(2,787)

Class R5	—	(215)

Class R6	—	(1,919,727)

Class Y	—	(1,049,399)

Decrease from capital share transactions (Note 4)	(7,514,500)	(19,667,807)

Total decrease in net assets	(3,760,272)	(35,925,657)

NET ASSETS

Beginning of period	176,924,319	212,849,976

End of period (including undistributed net investment
income of $5,075,569 and $3,525,943, respectively)	$173,164,047	$176,924,319

* Unaudited.

The accompanying notes are an integral part of these financial statements.

76 Dynamic Risk Allocation Fund

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Dynamic Risk Allocation Fund 77

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from		From net		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	investment income	on investments	distributions	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A

November 30, 2016**	$10.28	.08	.12	.20	—	—	—	$10.48	1.95*	$19,456	.57*	.76*	153* [e]

May 31, 2016	11.10	.15	(.73)	(.58)	(.03)	(.21)	(.24)	10.28	(5.14)	20,236	1.25	1.49	300[e]

May 31, 2015	11.58	.10	(.05)	.05	(.27)	(.26)	(.53)	11.10	.53	28,223	1.41	.91	245[e]

May 31, 2014	10.63	.04	.98	1.02	(.07)	—	(.07)	11.58	9.59	33,884	1.40	.33	117[f]

May 31, 2013	10.24	.01	.81	.82	(.20)	(.23)	(.43)	10.63	7.97	68,440	1.40	.06	130[f,g]

May 31, 2012†	10.00	(.02)	.39	.37	(.09)	(.04)	(.13)	10.24	3.77*	38,666	.98 *	(.22) *	41*

Class B

November 30, 2016**	$10.08	.04	.13	.17	—	—	—	$10.25	1.69*	$2,688	.94*	.39*	153* [e]

May 31, 2016	10.94	.08	(.73)	(.65)	—	(.21)	(.21)	10.08	(5.91)	3,207	2.00	.75	300[e]

May 31, 2015	11.44	.02	(.06)	(.04)	(.20)	(.26)	(.46)	10.94	(.26)	3,829	2.16	.17	245[e]

May 31, 2014	10.53	(.03)	.95	.92	(.01)	—	(.01)	11.44	8.78	3,705	2.15	(.32)	117[f]

May 31, 2013	10.20	(.07)	.81	.74	(.18)	(.23)	(.41)	10.53	7.22	2,852	2.15	(.61)	130[f,g]

May 31, 2012†	10.00	(.07)	.38	.31	(.07)	(.04)	(.11)	10.20	3.19 *	727	1.50 *	(.68) *	41*

Class C

November 30, 2016**	$10.09	.04	.13	.17	—	—	—	$10.26	1.68*	$8,243	.94*	.39*	153* [e]

May 31, 2016	10.95	.08	(.73)	(.65)	—	(.21)	(.21)	10.09	(5.90)	9,659	2.00	.74	300[e]

May 31, 2015	11.44	.02	(.06)	(.04)	(.19)	(.26)	(.45)	10.95	(.27)	15,125	2.16	.16	245[e]

May 31, 2014	10.51	(.04)	.97	.93	—	—	—	11.44	8.85	16,325	2.15	(.38)	117[f]

May 31, 2013	10.19	(.06)	.80	.74	(.19)	(.23)	(.42)	10.51	7.18	21,015	2.15	(.57)	130[f,g]

May 31, 2012†	10.00	(.07)	.38	.31	(.08)	(.04)	(.12)	10.19	3.21*	3,151	1.50 *	(.66) *	41*

Class M

November 30, 2016**	$10.27	.05	.13	.18	—	—	—	$10.45	1.75*	$270	.82 *	.51*	153* [e]

May 31, 2016	11.11	.11	(.74)	(.63)	—	(.21)	(.21)	10.27	(5.63)	250	1.75	1.02	300[e]

May 31, 2015	11.60	.05	(.06)	(.01)	(.22)	(.26)	(.48)	11.11	.01	336	1.91	.42	245[e]

May 31, 2014	10.66	(.01)	.97	.96	(.02)	—	(.02)	11.60	9.03	339	1.90	(.09)	117[f]

May 31, 2013	10.21	(.05)	.82	.77	(.09)	(.23)	(.32)	10.66	7.52	358	1.90	(.47)	130[f,g]

May 31, 2012†	10.00	(.06)	.39	.33	(.08)	(.04)	(.12)	10.21	3.39 *	363	1.33*	(.60) *	41*

Class R

November 30, 2016**	$10.21	.07	.12	.19	—	—	—	$10.40	1.86*	$71	.69*	.65*	153* [e]

May 31, 2016	11.02	.12	(.72)	(.60)	—	(.21)	(.21)	10.21	(5.40)	135	1.50	1.17	300[e]

May 31, 2015	11.52	.07	(.05)	.02	(.26)	(.26)	(.52)	11.02	.25	261	1.66	.66	245[e]

May 31, 2014	10.59	.02	.97	.99	(.06)	—	(.06)	11.52	9.34	484	1.65	.17	117[f]

May 31, 2013	10.23	(.01)	.80	.79	(.20)	(.23)	(.43)	10.59	7.70	458	1.65	(.11)	130[f,g]

May 31, 2012†	10.00	(.05)	.40	.35	(.08)	(.04)	(.12)	10.23	3.59*	102	1.15*	(.45) *	41*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

78 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 79

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from		From net		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	investment income	on investments	distributions	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class R6

November 30, 2016**	$10.26	.10	.13	.23	—	—	—	$10.49	2.24*	$96,069	.38*	.96*	153* [e]

May 31, 2016	11.10	.22	(.76)	(.54)	(.09)	(.21)	(.30)	10.26	(4.83)	96,118.81		2.17	300[e]

May 31, 2015	11.61	.14	(.07)	.07	(.32)	(.26)	(.58)	11.10	.79	30,007	1.11	1.23	245[e]

May 31, 2014	10.68	.07	.98	1.05	(.12)	—	(.12)	11.61	9.93	2,055	1.11	.68	117[f]

May 31, 2013††	10.56	.08	.49	.57	(.22)	(.23)	(.45)	10.68	5.31*	2,713	1.05*	.63*	130[f,g]

Class Y

November 30, 2016**	$10.30	.09	.13	.22	—	—	—	$10.52	2.14*	$46,369	.44*	.89 *	153* [e]

May 31, 2016	11.10	.17	(.72)	(.55)	(.04)	(.21)	(.25)	10.30	(4.94)	47,321	1.00	1.62	300[e]

May 31, 2015	11.59	.13	(.06)	.07	(.30)	(.26)	(.56)	11.10	.79	135,058	1.16	1.17	245[e]

May 31, 2014	10.65	.07	.98	1.05	(.11)	—	(.11)	11.59	9.87	133,332	1.15	.64	117[f]

May 31, 2013	10.26	.03	.82	.85	(.23)	(.23)	(.46)	10.65	8.21	153,051	1.15	.32	130[f,g]

May 31, 2012†	10.00	.01	.38	.39	(.09)	(.04)	(.13)	10.26	4.02*	84,578	.80 *	.11*	41*

* Not annualized

** Unaudited.

† For the period September 19, 2011 (commencement of operations) to May 31, 2012.

† † For the period July 3, 2012 (commencement of operations) to May 31, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

				Percentage of average net assets
	11/30/16	5/31/16	5/31/15	5/31/14	5/31/13	5/31/12

Class A	0.12%	0.17%	0.10%	0.10%	0.16%	0.61%

Class B	0.12	0.17	0.10	0.10	0.16	0.61

Class C	0.12	0.17	0.10	0.10	0.16	0.61

Class M	0.12	0.17	0.10	0.10	0.16	0.61

Class R	0.12	0.17	0.10	0.10	0.16	0.61

Class R6	0.12	0.20	N/A	N/A	N/A	N/A

Class Y	0.12	0.17	0.10	0.10	0.16	0.61

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been following:

Portfolio turnover %

May 31, 2014	212%

May 31, 2013	230

g Reflects revision of portfolio turnover rate presented in the fund’s May 31, 2013 audited financial statements.

The accompanying notes are an integral part of these financial statements.

80 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 81

Notes to financial statements 11/30/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2016 through November 30, 2016.

Putnam Dynamic Risk Allocation Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests in a diversified set of asset classes. By investing in a broader set of asset classes than a traditional balanced fund, and by using leverage to increase the fund’s exposures to asset classes, Putnam Management believes the fund may achieve a higher total return than a traditional balanced fund with approximately the same amount of risk as a traditional balanced fund. Risk is measured by the volatility of the fund’s investment portfolio. The fund may invest without limit in U.S., international, and emerging markets equity securities (growth or value stocks or both) of companies of any size and fixed-income securities (including in below-investment-grade securities, which are sometimes referred to as “junk bonds”); mortgage- and asset-backed securities; inflation-protected securities; commodities; and real estate investment trusts (REITs). These asset classes offer different return potential and exposure to different investment risks. Putnam Management typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes, to obtain leverage, and to adjust the return and volatility characteristics of the fund’s investments. The fund may also engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors. Effective February 1, 2016, the fund has terminated its class R5 shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

82 Dynamic Risk Allocation Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Dynamic Risk Allocation Fund 83

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are

84 Dynamic Risk Allocation Fund

included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

Dynamic Risk Allocation Fund 85

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, to gain exposure to specific sectors or industries, to generate additional income for the portfolio.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk, and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts

86 Dynamic Risk Allocation Fund

by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $131,107 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

Dynamic Risk Allocation Fund 87

At the close of the reporting period, the fund had a net liability position of $6,103,635 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $6,303,296 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $164,930 and the value of securities loaned amounted to $160,118.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$3,281,890	$—	$3,281,890

88 Dynamic Risk Allocation Fund

Pursuant to federal income tax regulations applicable to regulated investment companies, the Fund has elected to defer certain capital losses of $10,339,201 recognized during the period between November 1, 2015 and May 31, 2016 to its fiscal year ending May 31, 2017.

The aggregate identified cost on a tax basis is $195,060,925, resulting in gross unrealized appreciation and depreciation of $10,990,144 and $5,769,149, respectively, or net unrealized appreciation of $5,220,995.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.364% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2017, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.70% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $200,422 as a result of this limit.

Putnam Management has also contractually agreed, through September 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $16,454 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Dynamic Risk Allocation Fund 89

Putnam Management voluntarily reimbursed the fund $1,227 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$18,328	Class R	99

Class B	2,721	Class R6	24,214

Class C	8,463	Class Y	43,067

Class M	243	Total	$97,135

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $74 under the expense offset arrangements and by $217 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $137, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

90 Dynamic Risk Allocation Fund

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$25,067	Class M	998

Class B	14,870	Class R	269

Class C	46,290	Total	$87,494

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,980 and $54 from the sale of class A and class M shares, respectively, and received $917 and $82 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$230,296,225	$231,768,812
U.S. government securities (Long-term)	—	—

Total	$230,296,225	$231,768,812

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written option contract amounts	Written option premiums

Written options outstanding at the
beginning of the reporting period	$123,879	$33,865

Options opened	1,702,348	212,308

Options exercised	—	—

Options expired	(558,499)	(146,724)

Options closed	(182,196)	(62,626)

Written options outstanding at the
end of the reporting period	$1,085,532	$36,823

Dynamic Risk Allocation Fund 91

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 11/30/16		YEAR ENDED 5/31/16

Class A	Shares	Amount	Shares	Amount

Shares sold	146,009	$1,540,045	180,818	$1,879,181

Shares issued in connection with
reinvestment of distributions	—	—	52,060	510,706

	146,009	1,540,045	232,878	2,389,887

Shares repurchased	(258,885)	(2,717,969)	(806,504)	(8,199,938)

Net decrease	(112,876)	$(1,177,924)	(573,626)	$(5,810,051)

	SIX MONTHS ENDED 11/30/16		YEAR ENDED 5/31/16

Class B	Shares	Amount	Shares	Amount

Shares sold	5,782	$59,217	23,542	$236,972

Shares issued in connection with
reinvestment of distributions	—	—	5,678	54,850

	5,782	59,217	29,220	291,822

Shares repurchased	(61,491)	(641,394)	(61,259)	(610,669)

Net decrease	(55,709)	$(582,177)	(32,039)	$(318,847)

	SIX MONTHS ENDED 11/30/16		YEAR ENDED 5/31/16

Class C	Shares	Amount	Shares	Amount

Shares sold	31,845	$331,413	74,427	$769,260

Shares issued in connection with
reinvestment of distributions	—	—	22,934	221,770

	31,845	331,413	97,361	991,030

Shares repurchased	(185,134)	(1,915,426)	(52,578)	(5,243,599)

Net increase (decrease)	(153,289)	$(1,584,013)	44,783	$(4,252,569)

	SIX MONTHS ENDED 11/30/16		YEAR ENDED 5/31/16

Class M	Shares	Amount	Shares	Amount

Shares sold	2,700	$28,653	1,239	$12,540

Shares issued in connection with
reinvestment of distributions	—	—	496	4,874

	2,700	28,653	1,735	17,414

Shares repurchased	(1,226)	(12,703)	(7,637)	(82,260)

Net increase (decrease)	1,474	$15,950	(5,902)	$(64,846)

	SIX MONTHS ENDED 11/30/16		YEAR ENDED 5/31/16

Class R	Shares	Amount	Shares	Amount

Shares sold	379	$3,966	1,608	$16,154

Shares issued in connection with
reinvestment of distributions	—	—	262	2,561

	379	3,966	1,870	18,715

Shares repurchased	(6,762)	(71,006)	(12,328)	(126,837)

Net decrease	(6,383)	$(67,040)	(10,458)	$(108,122)

92 Dynamic Risk Allocation Fund

			PERIOD ENDED 5/31/16*

Class R5			Shares	Amount

Shares sold			—	$—

Shares issued in connection with reinvestment of distributions			29	289

			29	289

Shares repurchased			(1,077)	(10,335)

Net decrease			(1,048)	$(10,046)

	SIX MONTHS ENDED 11/30/16		YEAR ENDED 5/31/16

Class R6	Shares	Amount	Shares	Amount

Shares sold	333,872	$3,504,359	7,119,700	$71,592,034

Shares issued in connection with
reinvestment of distributions	—	—	277,680	2,715,711

	333,872	3,504,359	7,397,380	74,307,745

Shares repurchased	(539,522)	(5,661,566)	(733,872)	(7,150,026)

Net increase (decrease)	(205,650)	$(2,157,207)	6,663,508	$67,157,719

	SIX MONTHS ENDED 11/30/16		YEAR ENDED 5/31/16

Class Y	Shares	Amount	Shares	Amount

Shares sold	254,002	$2,669,960	1,429,206	$14,870,635

Shares issued in connection with
reinvestment of distributions	—	—	118,797	1,167,773

	254,002	2,669,960	1,548,003	16,038,408

Shares repurchased	(440,088)	(4,632,049)	(9,121,084)	(92,299,453)

Net decrease	(186,086)	$(1,962,089)	(7,573,081)	$(76,261,045)

* Effective February 1, 2016, the fund has terminated its Class R5 shares.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R	5,315	77.8%	$55,276

Class R6	1,082	<0.1	11,350

At the close of the reporting period, two shareholders of record owned 15.5% and 38.9% respectively, of the outstanding shares of the fund.

Dynamic Risk Allocation Fund 93

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at
	beginning of the			Investment	the end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash Collateral
Pool, LLC*	$538,794	$4,496,178	$4,870,042	$1,658	$164,930

Putnam Money Market
Liquidity Fund**	—	4,699,077	4,699,077	276	—

Putnam Short Term
Investment Fund***	35,007,773	28,002,418	34,049,694	80,052	28,960,497

Totals	$35,546,567	$37,197,673	$43,618,813	$81,986	$29,125,427

* No management fees are charged to Putnam Cash Collateral Pool, LLC (See Note 1).

** Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

*** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

94 Dynamic Risk Allocation Fund

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$340,000

Purchased currency options (contract amount)	$770,000

Written equity option contracts (contract amount) (Note 3)	$120,000

Written currency options (contract amount) (Note 3)	$770,000

Futures contracts (number of contracts)	1,000

Forward currency contracts (contract amount)	$138,900,000

Centrally cleared interest rate swap contracts (notional)	$161,400,000

OTC total return swap contracts (notional)	$249,900,000

OTC credit default contracts (notional)	$26,100,000

Centrally cleared credit default contracts (notional)	$23,900,000

Warrants (number of warrants)	97,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Credit contracts	appreciation	$318,829*	depreciation	$1,115,640*

Foreign exchange	Investments,
contracts	Receivables	612,259	Payables	1,408,340

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	2,058,803*	depreciation	1,838,060*

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	1,627,180*	depreciation	7,577,549*

Total		$4,617,071		$11,939,589

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Risk Allocation Fund 95

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$200,574	$200,574

Foreign exchange
contracts	—	(20,001)	—	443,569	—	$423,568

Equity contracts	32,935	(1,081,799)	453,489	—	1,520,337	$924,962

Interest rate contracts	—	—	721,199	—	(113,423)	$607,776

Total	$32,935	$(1,101,800)	$1,174,688	$443,569	$1,607,488	$2,156,880

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(62,686)	$(62,686)

Foreign exchange
contracts	—	5,647	—	(609,426)	—	$(603,779)

Equity contracts	49,716	151,277	138,392	—	(289,695)	$49,690

Interest
rate contracts	—	—	(843,063)	—	639,358	$(203,705)

Total	$49,716	$156,924	$(704,671)	$(609,426)	$286,977	$(820,480)

96 Dynamic Risk Allocation Fund

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Dynamic Risk Allocation Fund 97

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	WestPac Banking Corp.	Total

Assets
Centrally cleared interest rate
swap contracts§	$—	$—	$1,363,016	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,363,016

OTC Total return
swap contracts*#	510,700	27,605	—	439,885	2,997	216,630	—	22,148	—	—	—	—	—	1,219,965

OTC Credit default contracts*#	—	—	—	—	28,233	8,480	—	—	893	—	—	—	—	37,606

Centrally cleared credit
default contracts§	—	—	6,502	—	—	—	—	—	—	—	—	—	—	6,502

Futures contracts§	—	—	—	—	—	—	—	—	—	120,355	—	—	—	120,355

Forward currency contracts #	58,492	125,380	—	32,198	25,687	91,113	20,393	158,223	—	—	27,854	14,983	10,007	564,330

Purchased options**#	107,951	—	—	290,144	—	—	—	335,055	—	—	—	—	—	733,150

Total Assets	$677,143	$152,985	$1,369,518	$762,227	$56,917	$316,223	$20,393	$515,426	$893	$120,355	$27,854	$14,983	$10,007	$4,044,924

Liabilities
Centrally cleared interest rate
swap contracts§	—	—	1,587,752	—	—	—	—	—	—	—	—	—	—	1,587,752

OTC Total return
swap contracts*#	1,862,847	647,255	—	—	1,757,134	—	—	968,247	—	—	—	—	—	5,235,483

OTC Credit default contracts*#	—	855,910	—	—	82,797	25,916	—	—	38,816	—	—	—	—	1,003,439

Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	—	203,639	—	—	—	203,639

Forward currency contracts #	43,555	199,510	—	41,132	38,180	85,385	78,242	775,174	—	—	78,459	22,797	26,389	1,388,823

Written options #	—	—	—	—	—	—	—	104,924	—	—	—	—	—	104,924

Total Liabilities	$1,906,402	$1,702,675	$1,587,752	$41,132	$1,878,111	$111,301	$78,242	$1,848,345	$38,816	$203,639	$78,459	$22,797	$26,389	$9,524,060

Total Financial and Derivative
Net Assets	$(1,229,259)	$(1,549,690)	$(218,234)	$721,095	$(1,821,194)	$204,922	$(57,849)	$(1,332,919)	$(37,923)	$(83,284)	$(50,605)	$(7,814)	$(16,382)	$(5,479,136)

Total collateral
received (pledged)†##	$(1,229,259)	$(1,549,690)	$—	$671,000	$(1,821,194)	$131,107	$—	$(1,332,919)	$—	$—	$—	$—	$—

Net amount	$—	$—	$(218,234)	$50,095	$—	$73,815	$(57,849)	$—	$(37,923)	$(83,284)	$(50,605)	$(7,814)	$(16,382)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

98 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 99

Note 10: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

100 Dynamic Risk Allocation Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Financial Officer,
Marketing Services	George Putnam, III	Principal Accounting Officer,
Putnam Retail Management	Robert L. Reynolds	and Assistant Treasurer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109		Susan G. Malloy
	Officers	Vice President and
Custodian	Robert L. Reynolds	Assistant Treasurer
State Street Bank	President
and Trust Company		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Legal Counsel	Executive Vice President,	BSA Compliance Officer
Ropes & Gray LLP	Principal Executive Officer, and
	Compliance Liaison	Nancy E. Florek
Vice President, Director of
	Robert T. Burns	Proxy Voting and Corporate
	Vice President and	Governance, Assistant Clerk,
	Chief Legal Officer	and Associate Treasurer

This report is for the information of shareholders of Putnam Dynamic Risk Allocation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA735 304068 1/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 26, 2017

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 26, 2017